PRELIMINARY PROXY MATERIALS

                      EXCELSIOR INSTITUTIONAL EQUITY FUND
                      EXCELSIOR INSTITUTIONAL INCOME FUND
                 EXCELSIOR INSTITUTIONAL TOTAL RETURN BOND FUND
                   EXCELSIOR INSTITUTIONAL EQUITY INDEX FUND
                    EXCELSIOR INSTITUTIONAL BOND INDEX FUND
               EXCELSIOR INSTITUTIONAL SMALL CAPITALIZATION FUND
                     EXCELSIOR INSTITUTIONAL BALANCED FUND
                   EXCELSIOR INSTITUTIONAL EQUITY GROWTH FUND
                EXCELSIOR INSTITUTIONAL VALUE EQUITY INCOME FUND
               EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND
                 EACH A SERIES OF EXCELSIOR INSTITUTIONAL TRUST
                               6 ST. JAMES AVENUE
                          BOSTON, MASSACHUSETTS 02116
                           TELEPHONE: (617) 423-0800

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON NOVEMBER 15, 1995

      A Special Meeting of Shareholders (the "Meeting") of Excelsior Institutional Equity Fund, Excelsior Institutional Income Fund, Excelsior Institutional Total Return Bond Fund, Excelsior Institutional Equity Index Fund, Excelsior Institutional Bond Index Fund, Excelsior Institutional Small Capitalization Fund, Excelsior Institutional Balanced Fund, Excelsior Institutional Equity Growth Fund, Excelsior Institutional Value Equity Income Fund and Excelsior Institutional International Equity Fund (each, a "Fund"; collectively, the "Funds"), each a separate series of Excelsior Institutional Trust (the "Trust"), will be held at the offices of U.S. Trust located at 114 West 47th Street, New York, New York 10036, at 10:00 a.m., Eastern time, on Wednesday, November 15, 1995 for the following purposes:

PROPOSAL 1.EXCELSIOR INSTITUTIONAL EQUITY FUND
           EXCELSIOR INSTITUTIONAL INCOME FUND
           EXCELSIOR INSTITUTIONAL TOTAL RETURN BOND FUND
           EXCELSIOR INSTITUTIONAL BALANCED FUND
           EXCELSIOR INSTITUTIONAL EQUITY GROWTH FUND
           EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND
           EXCELSIOR INSTITUTIONAL BOND INDEX FUND

           For each of the above Funds, to approve or disapprove of the withdrawal by such Fund of its investment in the series of the St. James Portfolios corresponding to such Fund, in order to allow the current operating structure of such Fund to be replaced (temporarily, in the case of the Excelsior Institutional Bond Index Fund) by a traditional one-tier operating structure common to most mutual funds. (Shareholders of each of the above Funds will vote separately with respect to the withdrawal of such investment by such Fund.)

PROPOSAL 2. EXCELSIOR INSTITUTIONAL EQUITY FUND
            EXCELSIOR INSTITUTIONAL INCOME FUND
            EXCELSIOR INSTITUTIONAL TOTAL RETURN BOND FUND
            EXCELSIOR INSTITUTIONAL BALANCED FUND
            EXCELSIOR INSTITUTIONAL EQUITY GROWTH FUND
            EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND
            EXCELSIOR INSTITUTIONAL BOND INDEX FUND

           For each of the above Funds, to approve or disapprove of investment advisory agreements and, with respect to certain of the Funds, investment subadvisory agreements, as more specifically described in parts (a), (b), (c), (d), (e) and (f) below of this Proposal 2. In each case upon the changes in operating structure described in Proposal 1 above the existing agreements would no longer apply to the Funds and therefor approval of agreements applicable to the Funds would be required. The agreements to be approved will provide the same advisory services to the Funds as the existing agreements. The specific proposals with regard to each Fund are as follows:

      (a). EXCELSIOR INSTITUTIONAL EQUITY FUND
           EXCELSIOR INSTITUTIONAL INCOME FUND
           EXCELSIOR INSTITUTIONAL TOTAL RETURN BOND FUND

           For each of the above Funds, to approve or disapprove of a new investment advisory agreement between the Trust, on behalf of each such Fund, and United States Trust Company of New York ("U.S. Trust") as investment adviser, identical in material terms to the existing agreement between the St. James Portfolios and U.S. Trust. (Shareholders of each of the above Funds will vote separately with respect to the investment advisory agreement for such Fund.)

      (b). EXCELSIOR INSTITUTIONAL BALANCED FUND
           EXCELSIOR INSTITUTIONAL EQUITY GROWTH FUND
           EXCELSIOR INSTITUTIONAL INTERNATIONAL
             EQUITY FUND
           EXCELSIOR INSTITUTIONAL BOND INDEX FUND

           For each of the above Funds, to approve or disapprove of a new investment advisory agreement between the Trust, on behalf of each such Fund, and United States Trust Company of the Pacific Northwest ("U.S. Trust Pacific") as investment adviser, identical in material terms to the existing agreement between the St. James Portfolios and U.S. Trust Pacific. (Shareholders of each of the above Funds will vote separately with respect to the investment advisory agreement for such Fund.)

      (c). EXCELSIOR INSTITUTIONAL BALANCED FUND

           For the above Fund, to approve or disapprove of a new investment subadvisory agreement between U.S. Trust Pacific and Becker Capital Management, Inc. ("Becker") as investment subadviser, identical in material terms to the existing agreement with Becker.

      (d). EXCELSIOR INSTITUTIONAL EQUITY GROWTH FUND

           For the above Fund, to approve or disapprove of a new investment subadvisory agreement between U.S. Trust Pacific and Luther King Capital Management Corporation ("Luther King") as investment subadviser, identical in material terms to the existing agreement with Luther King.

      (e). EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND

           For the above Fund, to approve or disapprove of a new investment subadvisory agreement between U.S. Trust Pacific and Harding, Loevner Management, L.P. ("Harding Loevner") as investment subadviser, identical in material terms to the existing agreement with Harding Loevner.

      (f). EXCELSIOR INSTITUTIONAL BOND INDEX FUND

           For the above Fund, to approve or disapprove of a new investment subadvisory agreement between U.S. Trust Pacific and U.S. Trust as investment subadviser, identical in material terms to the existing agreement with U.S. Trust.

PROPOSAL 3.     EXCELSIOR INSTITUTIONAL BOND INDEX FUND

           For the above Fund, to approve or disapprove of the investment of all of its investable assets in the Bond Index Portfolio, a series of Federated Investment Portfolios ("Federated Portfolios"), and in connection therewith:

      (a). For the Bond Index Fund, as an investor in the Bond Index Portfolio, to approve or disapprove of a new investment advisory agreement between Federated Portfolios and Federated Management with respect to the Bond Index Portfolio.

      (b). For the Bond Index Fund, as an investor in the Bond Index Portfolio, to approve or disapprove of a new investment subadvisory agreement between Federated Management and U.S. Trust with respect to the Bond Index Portfolio.

      (c). For  the  Bond  Index  Fund,   as  an  investor  in
           Federated Portfolios, to authorize the election of the Trustees of Federated Portfolios.

      (d). For the Bond Index Fund, as an investor in Federated Portfolios, to authorize the approval or disapproval of the selection of Ernst & Young LLP as the independent certified public accountants of Federated Portfolios.

PROPOSAL 4. ALL FUNDS

           To elect a Board of Trustees of the Trust.

PROPOSAL 5. ALL FUNDS

           To approve or disapprove of the selection of Ernst & Young LLP as the independent certified public accountants of the Trust.

PROPOSAL 6. ALL FUNDS

           To transact such other business as may properly come before the Meeting and any adjournments thereof.

The Board of Trustees of the Trust recommends that you vote in favor of all items.

      Only shareholders of record of the Funds as of the close of business on September 15, 1995 will be entitled to vote at the Meeting or any adjournment of the Meeting.

                               Thomas M. Lenz, Secretary

October ___, 1995

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                          PRELIMINARY PROXY MATERIALS

                      EXCELSIOR INSTITUTIONAL EQUITY FUND
                      EXCELSIOR INSTITUTIONAL INCOME FUND
                 EXCELSIOR INSTITUTIONAL TOTAL RETURN BOND FUND
                   EXCELSIOR INSTITUTIONAL EQUITY INDEX FUND
                    EXCELSIOR INSTITUTIONAL BOND INDEX FUND
               EXCELSIOR INSTITUTIONAL SMALL CAPITALIZATION FUND
                     EXCELSIOR INSTITUTIONAL BALANCED FUND
                   EXCELSIOR INSTITUTIONAL EQUITY GROWTH FUND
                EXCELSIOR INSTITUTIONAL VALUE EQUITY INCOME FUND
               EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND
                 EACH A SERIES OF EXCELSIOR INSTITUTIONAL TRUST
                               6 ST. JAMES AVENUE
                          BOSTON, MASSACHUSETTS 02116
                           TELEPHONE: (617) 423-0800

                                PROXY STATEMENT

                                    GENERAL

      This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being mailed by the Board of Trustees of Excelsior Institutional Trust (the "Trust") on behalf of Excelsior Institutional Equity Fund (the "Equity Fund"), Excelsior Institutional Income Fund (the "Income Fund"), Excelsior Institutional Total Return Bond Fund (the "Total Return Bond Fund"), Excelsior Institutional Equity Index Fund (the "Equity Index Fund"), Excelsior Institutional Bond Index Fund (the "Bond Index Fund"), Excelsior Institutional Small Capitalization Fund (the "Small Cap Fund"), Excelsior Institutional Balanced Fund (the "Balanced Fund"), Excelsior Institutional Equity Growth Fund (the "Equity Growth Fund"), Excelsior Institutional Value Equity Income Fund (the "Value Equity Income Fund") and Excelsior Institutional International Equity Fund (the "International Equity Fund") (each, a "Fund"; collectively, the "Funds"), each a series of the Trust, on or about October __, 1995. They are being furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust for use at a special meeting (the "Meeting") of the shareholders of the Funds to be held at the offices of U.S. Trust located at 114 West 47th Street, New York, New York 10036, on Wednesday, November 15, 1995 at 10:00 a.m., Eastern time for the purposes set forth in the accompanying Notice of Special Meeting.

      The table below sets forth the proposals on which shareholders of each Fund will vote:

      Fund                           Proposals to be Considered

      Equity Fund                    Proposals 1, 2(a), 4, 5, 6
      Income Fund                    Proposals 1, 2(a), 4, 5, 6
      Total Return Bond Fund         Proposals 1, 2(a), 4, 5, 6
      Equity Index Fund              Proposals 4, 5, 6
      Bond Index Fund                Proposals 1, 2(b), 2(f), 3, 3(a),
                                       3(b), 3(c), 3(d), 4, 5, 6
      Small Cap Fund                 Proposals 4, 5, 6
      Balanced Fund                  Proposals 1, 2(b), 2(c), 4, 5, 6
      Equity Growth Fund             Proposals 1, 2(b), 2(d), 4, 5, 6
      Value Equity Income Fund       Proposals 4, 5, 6
      International Equity Fund      Proposals 1, 2(b), 2(e), 4, 5, 6


      Each of the Funds is one of the twelve series of the Trust, which is an open-end diversified management company organized as a Delaware business trust established under a Trust Instrument dated April 27, 1994 (the "Trust Instrument"). Each of the Funds was designated as a separate series of the Trust on April 27, 1994. There are currently two inactive series of the Trust, and additional series may be established from time to time.

      Each of the Funds currently seeks to achieve its investment objective by investing all of its investable assets in a corresponding portfolio, as follows:

      Fund Name                     Corresponding Portfolios

      Equity Fund                   Equity Portfolio
      Income Fund                   Income Portfolio
      Total Return Bond Fund        Total Return Bond Portfolio
      Equity Index Fund             Equity Market Portfolio
      Bond Index Fund               Bond Market Portfolio
      Small Cap Fund                Small Cap Portfolio
      Balanced Fund                 Balanced Portfolio
      Equity Growth Fund            Equity Growth Portfolio
      Value Equity Income Fund      Value Equity  Income Portfolio
      International Equity Fund     International Equity Portfolio

      Each of the portfolios described above (each a "Portfolio," collectively, the "Portfolios") is a series of St. James Portfolios (the "Portfolio Series"), an open-end management investment company. Each Portfolio has the same investment objective and policies as its corresponding Fund.

      The mailing address of the Trust is 6 St. James Avenue, Boston, Massachusetts 02116. This Proxy Statement and proxy card are being mailed to shareholders on or about October ___, 1995. Each Fund's annual report for the fiscal year ending May 31, 1995 was mailed to the shareholders of such Fund on or about July 28, 1995. A copy may be obtained free of charge by writing to the Trust at the address stated above or by calling the Trust toll-free at (800) 909-1989.

MANNER OF VOTING PROXIES AND VOTE REQUIRED

      If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If no instructions are specified, shares will be voted "for" the proposed items. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing delivered at the Meeting or filed with the Secretary of the Trust.

      Under the Trust Instrument of the Trust, with respect to any Proposal to be considered at the Meeting, a quorum is considered the presence in person or by proxy of the holders of one-third of the outstanding shares of the Fund entitled to vote at the Meeting with respect to such Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

      In the event that a quorum is not present at the Meeting with respect to a Fund, the persons named as proxies will vote those proxies which they are entitled to vote in favor of one or more adjournments of the Meeting with respect to that Fund to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares of that Fund represented at the meeting in person or by proxy. In the event that a quorum is present at the Meeting with respect to a Fund but sufficient votes to approve one or more of the proposed items with respect to that Fund are not received, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Fund to permit further solicitation of proxies. Any such adjournment with respect to a Fund will require the affirmative vote of a majority of the shares of such Fund voted at the Meeting. When voting on a proposed adjournment, the persons named as proxies will vote all shares that they are entitled to vote with respect to each item for the proposed adjournment, unless directed to disapprove the item, in which case such shares will be voted against the proposed adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

      The cost of soliciting proxies on the accompanying form, including the fees of a proxy soliciting agent, will be borne by United States Trust Company of New York ("U.S. Trust"). In addition to solicitation by mail, proxies may be solicited by the Board of Trustees of the Trust, officers, and regular employees and agents of the Trust without compensation therefor. The Trust will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.

      The Board of Trustees of the Trust has fixed the close of business on September 15, 1995 as the record date (the "Record Date") for determination of shareholders of the Funds entitled to notice of and to vote at the Meeting. Shareholders of record of the Funds on the Record Date are entitled to one vote per share of their respective Fund(s) at the Meeting or any adjournment of the Meeting. On the Record Date, there were (i) 2,636,205.590 outstanding shares of the Equity Fund, held by 3 shareholders of record, (ii) 4,617,170.046 outstanding shares of the Income Fund, held by 2 shareholders of record, (iii) 4,309,651.939 outstanding shares of the Total Return Bond Fund, held by 3 shareholders of record, (iv) 1,915,592.706 outstanding shares of the Equity Index Fund, held by 2 shareholders of record, (v) 2,183,102.711 outstanding shares of the Bond Index Fund, held by 2 shareholders of record, (vi) 2,211,311.830 outstanding shares of the Small Cap Fund, held by 2 shareholders of record, (vii) 10,448,913.657 outstanding shares of the Balanced Fund, held by 2 shareholders of record, (viii) 6,954,798.462 outstanding shares of the Equity Growth Fund, held by 2 shareholders of record, (ix) 2,081,399.211 outstanding shares of the Value Equity Income Fund, held by 2 shareholders of record, and
(x) 1,995,381.000 outstanding shares of the International Equity Fund, held by 2 shareholders of record.

INTERESTS OF CERTAIN PERSONS

      As of the Record Date, to the knowledge of the Trust, the following persons benefically owned 5% or more of the outstanding shares of the Equity
Fund:

Name and Address           Amount of Beneficial     Percent
of Beneficial Owner              Ownership         of Shares

Saint Domenic Church              207,001             8.2%
Centennial Endowment Fund
c/o U.S. Trust
114 W. 47th Street
New York, NY 10014

The Children's Aid                251,648            10.0%
Society
Bequest Account
c/o U.S. Trust

Albany Law School                 139,004             5.5%
Restricted
c/o U.S. Trust

Dow Jones Foundation              131,293             5.2%
c/o U.S. Trust



      As of the Record Date, to the knowledge of the Trust, the following persons benefically owned 5% or more of the outstanding shares of the Income
Fund:

Name and Address             Amount of Beneficial     Percent
of Beneficial Owner                Ownership         of Shares

Santa Fe Opera Foundation          339,840              7.3%
c/o U.S. Trust

U/W Eugene Higgins                1,522,827            32.9%
Residuary Trust for
Columbia Harvard Princeton
and Yale Universities
c/o U.S. Trust

U/W Martin S. Paine                765,536             16.5%
for the Martin S. Paine
Foundation
c/o U.S. Trust

The  Fund for American             242,566              5.2%
Studies
c/o U.S. Trust

The Liberty Fund                   525,979             11.3%
c/o U.S.Trust


      As of the Record Date, to the knowledge of the Trust, the following persons benefically owned 5% or more of the outstanding shares of the Total Return Bond Fund:

Name and Address             Amount of Beneficial     Percent
of Beneficial Owner                Ownership         of Shares

The Chamber Music Society          313,546              7.4%
of Lincoln Center Inc.
c/o U.S. Trust

U/W Eugene Higgins                1,917,451            45.4%
Residuary Trust for
Columbia Harvard Princeton
and Yale Universities
c/o U.S. Trust

The Liberty Fund                   490,672             11.6%
c/o U.S. Trust


      As of the Record Date, to the knowledge of the Trust, the following persons benefically owned 5% or more of the outstanding shares of the Equity Index Fund:

Name and Address               Amount of Beneficial    Percent
of Beneficial Owner                  Ownership        of Shares

Stevedoring Services of                529,186           27.6%
America
Retirement Trust
c/o U.S. Trust Pacific
4380 S.W. Macadam Ave.
Suite 450
Portland, Oregon 97201

Washington Education Association       245,255           12.8%
Pension Plan
c/o U.S. Trust Pacific

USTPN Equity Index Fund                807,028           42.1%
c/o U.S. Trust Pacific


      As of the Record Date, to the knowledge of the Trust, the following persons benefically owned 5% or more of the outstanding shares of the Bond Index
Fund:

Name and Address               Amount of Beneficial   Percent
of Beneficial Owner                  Ownership       of Shares

Columbia Helicopters Profit          120,525            5.5%
Sharing Plan - UST Account
c/o U.S. Trust Pacific

Stevedoring Services of America      248,043           11.3%
Retirement Trust
c/o U.S. Trust Pacific

Sun Studs Inc. Profit                280,821           12.8%
Sharing Plan
c/o U.S. Trust Pacific

Washington Education                 270,108           12.3%
Association
Pension Plan
c/o U.S. Trust Pacific

USTPN Bond Index Fund                920,009           42.1%
c/o U.S. Trust Pacific


      As of the Record Date, to the knowledge of the Trust, the following persons benefically owned 5% or more of the outstanding shares of the Small Cap
Fund:

Name and Address               Amount of Beneficial   Percent
of Beneficial Owner                  Ownership       of Shares

Stevedoring Services of              737,384           33.3%
America
Retirement Trust
c/o U.S. Trust Pacific

Sun Studs Inc. Profit                138,938            6.2%
Sharing Plan
c/o U.S. Trust Pacific

Washington Education                 374,659           16.9%
Association
Pension Plan
c/o U.S. Trust Pacific

USTPN Small Cap Equity Fund          661,021           29.9%
c/o U.S. Trust Pacific


      As of the Record Date, to the knowledge of the Trust, the following persons benefically owned 5% or more of the outstanding shares of the Balanced
Fund:

Name and Address               Amount of Beneficial   Percent
of Beneficial Owner                  Ownership       of Shares

Columbia  Helicopters  401(k)        608,746            5.8%
Plan
c/o U.S. Trust Pacific

United Grocers Special               578,248            5.5%
401(k) Plan
c/o U.S. Trust Pacific

Washington Water Power              1,637,921          15.7%
Company Investment Plan
and Trust
c/o U.S. Trust Pacific

USTPN Balanced Fund                 4,412,489          42.4%
c/o U.S. Trust Pacific


      As of the Record Date, to the knowledge of the Trust, the following persons benefically owned 5% or more of the outstanding shares of the Equity Growth Fund:

Name and Address               Amount of Beneficial   Percent
of Beneficial Owner                  Ownership       of Shares

Washington Water Power              1,245,500          17.9%
Company Investment Plan
and Trust
c/o U.S. Trust Pacific

USTPN Equity Growth Fund            2,715,031          39.1%
c/o U.S. Trust Pacific


      As of the Record Date, to the knowledge of the Trust, the following persons benefically owned 5% or more of the outstanding shares of the Value Equity Income Fund:

Name and Address               Amount of Beneficial   Percent
of Beneficial Owner                  Ownership       of Shares

Cascade General Inc.                 139,926            6.7%
Retirement Plan
c/o U.S. Trust Pacific

Sun Studs Inc.                       151,016            7.2%
Profit Sharing Plan
c/o U.S. Trust Pacific

Washington Education                 179,019            8.6%
Association
Pension Plan
c/o U.S. Trust Pacific

USTPN Value Equity                  1,211,648          58.3%
Income Fund
c/o U.S. Trust Pacific


      As of the Record Date, to the knowledge of the Trust, the following persons benefically owned 5% or more of the outstanding shares of the International Equity Fund:


Name and Address               Amount of Beneficial   Percent
of Beneficial Owner                  Ownership       of Shares

Columbia Helicopters Profit          156,279            7.8%
Sharing Plan - UST Account
c/o U.S. Trust Pacific

Columbia  Helicopters  401(k)        148,887            7.4%
Plan
World Stock Fund
c/o U.S. Trust Pacific

Stevedoring Services of              564,159           28.2%
America
Retirement Trust
c/o U.S. Trust Pacific

Washington Education                 148,770            7.4%
Association
Pension Plan
c/o U.S. Trust Pacific

United Grocers Pension Trust         239,938           12.0%
c/o U.S. Trust Pacific

Norris Beggs & Simpson NW            106,265            5.3%
Tax Deferred Investment Plan
c/o U.S. Trust Pacific

Prudence Miller Agency               173,581            8.6%
c/o U.S. Trust Pacific


SUBMISSION OF CERTAIN PROPOSALS

      The Trust is a Delaware business trust, and as such is not required to hold annual meetings of shareholders, although special meetings may be called for a Fund, or for the Trust as a whole, for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.


PROPOSAL 1. EXCELSIOR INSTITUTIONAL EQUITY FUND
	    EXCELSIOR INSTITUTIONAL INCOME FUND
	    EXCELSIOR INSTITUTIONAL TOTAL RETURN BOND FUND
	    EXCELSIOR INSTITUTIONAL BALANCED FUND
	    EXCELSIOR INSTITUTIONAL EQUITY GROWTH FUND
	    EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND
            EXCELSIOR INSTITUTIONAL BOND INDEX FUND

           FOR  EACH  OF  THE  ABOVE  FUNDS,   TO  APPROVE  OR
           DISAPPROVE  OF THE  WITHDRAWAL  BY SUCH FUND OF ITS
           INVESTMENT  IN THE  CORRESPONDING  PORTFOLIO OF THE
           PORTFOLIO SERIES.

GENERAL

      Unlike other mutual funds which directly acquire and manage their own portfolios of securities, the Trust currently seeks to achieve each Fund's investment objective by investing all of that Fund's investable assets in a corresponding portfolio or series of St. James Portfolios (the "Portfolio Series"), an open-end management investment company (each such series is referred to herein as a "Portfolio"; collectively the "Portfolios"). Each Portfolio has the same investment objective and policies as its corresponding Fund. The Funds invest in the Portfolios through Signature Financial Group, Inc.'s two-tier structure known as the Hub and Spoke(R) financial services method. Hub and Spoke(R) employs a two-tier master/feeder fund structure and is a registered service mark of Signature Financial Group, Inc. This structure allows several funds (each, a "Spoke" or "feeder fund") with different distribution features, but with the same investment objective, restrictions and policies, to combine their investments in a single fund (the "Hub" or "master fund") instead of managing them separately. The Hub and Spoke(R) structure may produce measurable benefits to shareholders of a feeder fund if other feeder funds invest in the master fund, thereby increasing the master fund's assets and producing economies of scale that result in reduced fund expenses indirectly borne by shareholders of each feeder fund.

      Because the Funds are currently the only feeder funds investing in the Portfolio Series, it is not deriving the special advantages of the Hub and Spoke(R) structure. As the Trustees have been informed that it is unlikely that there will be additional feeder funds investing in the Portfolio Series in the near future, and as the expected benefits of the Hub and Spoke(R) structure are therefore not likely to materialize in the near future, the Trustees have decided that it would be in the best interests of the shareholders of each Fund to withdraw such Fund from its corresponding Portfolio and to thereafter operate such Fund (temporarily, in the case of the Bond Index Fund) in a more traditional one-tier mutual fund structure. As more fully described in Proposal 3 below, the Trustees have decided that it would be in the best interests of the shareholders of the Bond Index Fund if the investable assets of such Fund were then reinvested in the Bond Index Portfolio, a series of Federated Investment Portfolios ("Federated Portfolios"). Therefore, if Proposals 1, 2 and 3 are approved by the shareholders of the Bond Index Fund, it is contemplated that such Fund will temporarily operate in a traditional one-tier mutual fund structure which will be replaced almost immediately thereafter by a new two-tier master/feeder structure.

      Operating in a more traditional one-tier mutual fund structure will also enable each of the above Funds to be more closely aligned to other mutual funds also advised by U.S. Trust, the UST Master Funds, Inc., the UST Master Tax-Exempt Funds, Inc. [and UST Master Variable Series, Inc.] (collectively, the "Master Funds"). Closer alignment with the Master Funds, with 25 separate investment series and approximately $3.2 billion in assets, is anticipated to lead to a more focused and therefore successful marketing effort of shares of all funds in the combined fund complex. In addition, the closer alignment has the potential to produce some of the benefits of economies of scale which would have occurred if there had been additional feeder funds in the St. James Portfolios, because of the ability of the combined fund complex to negotiate fees with service providers and other third parties on a more advantageous basis. To further achieve this alignment, the Trustees of the Trust have proposed for nomination as additional Trustees of the Trust, effective upon the restructuring, the current Directors of the Master Funds, as more fully described below in Proposal 4. Additionally, the Master Funds has agreed to change its name to Excelsior Funds. Both the Funds and the Master Funds currently employ the same distributor, the same independent public accountants, [the same custodian, and the same transfer agent.] It is also anticipated that if Proposal 1 is approved, effective upon the restructuring the Funds will employ, as administrators, those entities which serve as administrators for the Master Funds, and will appoint, as officers of the Trust, certain individuals who also serve as officers of the Master Funds.

      As a feeder fund in a Hub and Spoke(R) structure, each Fund indirectly pays its share of the expenses of its corresponding Portfolio. Because in each case a Fund is the only feeder fund investing in its corresponding Portfolio, each Fund has borne both its own expenses and, indirectly, the entire amount of the Portfolio's advisory, custody and other expenses. The actual expenses paid by the Funds have been very low due to the fee waivers and expense reimbursements by U.S. Trust, U.S. Trust Pacific, and Mutual Funds Services Company, which had been an affiliate of U.S. Trust and U.S. Trust Pacific. As these fee waivers and expense reimbursements are voluntary, they may be discontinued at any time. U.S. Trust and U.S. Trust Pacific have informed the Trustees of the Trust that they intend, as of [December 1, 1995], to modify their voluntary fee waivers and reimbursements whether or not the restructuring is approved by shareholders. Thus, although the restructuring will not result in any increases in the contractual fees payable directly or indirectly by any Fund for advisory, transfer agency, custody or distribution services, and it is anticipated that certain savings may be achieved because of reduced administration and other operating fees after the restructuring, expenses of the Funds will increase due to the modification of the current voluntary fee waivers and expense reimbursements.

      Therefore, whether or not the restructuring is approved, the ordinary operating expenses for each of the Funds, currently set at 0.12% of net asset value as a result of voluntary fee waivers and expense reimbursements, will increase. The table below sets forth, in column (1), the annual ordinary operating expenses of each Fund, expressed as a percentage of average net assets for the fiscal year ending May 31, 1995, or pro rata portion of such year, without giving effect to voluntary fee waivers and expense reimbursements in effect during the period, in column (2) the annual ordinary operating expenses of each Fund, expressed as a percentage of average net assets for the fiscal year ending May 31, 1995, or pro rata portion of such year, after giving effect to voluntary fee waivers and expense reimbursements in effect during the period, and in column (3), the estimated annual ordinary operating expenses of each Fund, expressed as a percentage of estimated average net assets for the annual period beginning [December 1, 1995], after giving effect to the modification of such voluntary fee waivers and expense reimbursements.

                              1               2                  3
                            ACTUAL        EXPENSES FOR       ESTIMATED
                         EXPENSES FOR        PERIOD           EXPENSES
          FUND          PERIOD ENDING        ENDING            AFTER
                         MAY 31, 1995     MAY 31, 1995     MODIFICATION
                           PRIOR TO           WITH              OF
                           WAIVERS        FEE WAIVERS       FEE WAIVERS


   Equity Fund              1.23%            0.12%            0.70%
   Income Fund              1.23%            0.12%            0.50%
   Total Return Bond Fund   1.23%            0.12%            0.50%
   Bond Index Fund          0.83%            0.12%            0.31%*
   Balanced Fund            1.23%            0.12%            0.70%
   Equity Growth Fund       1.23%            0.12%            0.70%
   International            1.75%            0.12%            0.90%
   Equity Fund

*For further information about the estimated expenses of the Bond Index Fund following the proposed restructuring, see Proposal 3, below.

      The expense ratios set forth in Column (3) above will be supported by voluntary fee waivers and expense reimbursements that may be discontinued by U.S. Trust and its affiliates at any time.

     As part of the overall restructuring of the Funds, three of the series of the Trust, Excelsior Institutional Equity Index Fund, Excelsior Institutional Small Capitalization Fund, and Excelsior Institutional Value Equity Fund will be terminated.

      At meetings of the Trust's Board of Trustees on August 29, 1995, September 13, 1995 and [October 6, 1995] the Trustees considered alternatives available to the Funds and determined that the proposed withdrawal from the Portfolio and modification of the structure of each Fund to a more traditional operating structure (temporarily, in the case of the Bond Index Fund) was in the best interests of the shareholders of each Fund. The Trustees' decision was based upon several factors including: (i) the offer of each investment adviser and each subadviser to the Portfolio to manage the assets of the Funds pursuant to new investment advisory agreements on substantially identical terms as the current agreements pursuant to which the Portfolios receive investment advisory services (see Proposal 2 below); (ii) the expected benefits resulting from the simplified structure; and (iii) the expected benefits resulting from a closer alignment with the Master Funds.

      After consideration of the relevant factors, the Trustees, including the Trustees who are not "interested persons" of the Trust, as that term is defined (the "Independent Trustees") in the Investment Company Act of 1940, as amended (the "1940 Act"), voted to approve, and voted to recommend that the shareholders of each Fund approve the withdrawal of the assets from each Portfolio. The withdrawal with respect to each Fund is subject to approval by that Fund of the new advisory and, in certain cases, subadvisory agreement, with respect to such Fund by the requisite vote of the shareholders of such Fund. If such new advisory and subadvisory agreements are not approved by the shareholders of a Fund, that Fund will not withdraw from the corresponding Portfolio, even if the shareholders of the Fund approve the withdrawal.

      The conversion to a traditional, one-tier investment company structure would be accomplished by having the applicable Portfolio distribute to the corresponding Fund such Fund's pro rata portion of the Portfolio's securities and other assets, net of any liabilities in a redemption in-kind of all of the Fund's interest in the Portfolio. The Fund may elect either to retain or sell all or any portion of these securities.

      The restructuring is subject to the receipt of an opinion of Bingham, Dana & Gould, counsel to the Trust, substantially to the effect that the withdrawal from the Portfolios will not cause either a Fund or its shareholders to recognize any gain or loss under the Internal Revenue Code of 1986, as amended (the "Code"), that the Fund's basis in each security distributed to it in redemption will be the same as the corresponding Portfolio's basis for that security, and that the Fund's holding period for each security will include the Portfolio's holding period for that security.

      Approval by the shareholders of a Fund of Proposal 1 will be deemed an authorization to the Trustees and officers of the Trust to take any steps necessary or appropriate to withdraw such Fund from its corresponding Portfolio, including authorization to vote, as an investor in such Portfolio, on such matters as are consistent with this Proposal 1.

TRUSTEES' RECOMMENDATION

      THE TRUSTEES UNANIMOUSLY  RECOMMEND THAT SHAREHOLDERS OF
EACH FUND APPROVE THE PROPOSAL TO WITHDRAW  THE FUND'S  ASSETS
FROM THE PORTFOLIO.

      If the shareholders of a Fund do not approve this Proposal and Proposal 2 (and, in the case of the Bond Index Fund, Proposal 3), such Fund will continue to operate in its existing structure and the Trustees will consider what future action to take, including resubmission of the Proposal to shareholders at a future date.

VOTE REQUIRED

      The Trust Instrument of the Trust would permit the withdrawal of a Fund's assets from a Portfolio without a shareholder vote. However, the Trustees have decided to seek shareholder approval of the withdrawal. Approval of Proposal 1 with respect to a Fund requires the affirmative vote of a majority of the outstanding shares of the Fund represented in person or by proxy and entitled to vote at the Meeting if a quorum is present.

PROPOSAL 2. EXCELSIOR INSTITUTIONAL EQUITY FUND
	    EXCELSIOR INSTITUTIONAL INCOME FUND
	    EXCELSIOR INSTITUTIONAL TOTAL RETURN BOND FUND
	    EXCELSIOR INSTITUTIONAL BALANCED FUND
	    EXCELSIOR INSTITUTIONAL EQUITY GROWTH FUND
	    EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND
	    EXCELSIOR INSTITUTIONAL BOND INDEX FUND

           FOR EACH OF THE ABOVE FUNDS, TO APPROVE OR DISAPPROVE OF NEW INVESTMENT ADVISORY AGREEMENTS AND/OR SUBADVISORY AGREEMENTS WITH RESPECT TO SUCH FUND, AS MORE SPECIFICALLY DESCRIBED IN PARTS (A),
           (B), (C), (D), (E) AND (F) OF THIS PROPOSAL 2.

GENERAL

      As noted above, each of the above Funds is currently a Spokesm fund within a two-tier, master/feeder mutual fund structure, also referred to as a Hub and Spoke(R) structure. In such structure, each Fund, unlike other mutual funds which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in the corresponding Portfolio of the Portfolio Series having the same investment objective as such Fund.

      Under this structure, the Portfolio Series has entered into investment advisory agreements (the "Current Advisory Agreements") on behalf of the Portfolios corresponding to the above Funds with the investment advisers described in the table set forth below, whereby each of the investment advisers provides such Portfolio with investment, research and portfolio management services. The dates on which the Current Advisory Agreements were established are also set forth in the table.

                                                        DATE CURRENT
                                                        ADVISORY AGREEMENT
PORTFOLIO                          INVESTMENT ADVISER   ESTABLISHED

Equity Portfolio                   U.S. Trust           September 13, 1994
Income Portfolio                   U.S. Trust           September 13, 1994
Total Return Bond Portfolio        U.S. Trust           September 13, 1994
Balanced Portfolio                 U.S. Trust Pacific   June 30, 1994
Equity Growth Portfolio            U.S. Trust Pacific   June 30, 1994
International Equity Portfolio     U.S. Trust Pacific   September 13, 1994
Bond Market Portfolio              U.S. Trust Pacific   June 30, 1994

      U.S. Trust Pacific, as investment adviser to the Balanced Portfolio, the Equity Growth Portfolio, the International Equity Portfolio and the Bond Market Portfolio, has delegated the daily management of the security holdings of such Portfolios to certain investment subadvisers pursuant to the investment subadvisory agreements (the "Current Subadvisory Agreements") described in the table set forth below. The dates on which the Current Subadvisory Agreements were established are also set forth in the table.

                                                     DATE CURRENT
                                  INVESTMENT         SUBADVISORY AGREEMENT
PORTFOLIO                         SUBADVISER         ESTABLISHED

Balanced Portfolio                Becker Capital     June 30, 1994
                                  Management, Inc.
                                  ("Becker")
Equity Growth Portfolio           Luther King        June 30, 1994
                                  Capital
                                  Management
                                  Corporation
                                  ("Luther King")
International Equity Portfolio    Harding, Loevner   September 13, 1994
                                  Management, L.P.
                                  ("Harding
                                  Loevner")
Bond Market Portfolio             U.S. Trust         June 30, 1994


      Under each Fund's current structure, the Fund is not required to engage the services of an investment adviser, because such Fund holds only a redeemable interest in the corresponding Portfolio. Each Fund's shareholders, however, indirectly bear the payment of the corresponding Portfolio's expenses, including the payment of the corresponding Portfolio's advisory fee. If each Fund's shareholders approve the plan to withdraw such Fund's investment from the corresponding Portfolio, as described in Proposal 1, and such Fund's existing structure is replaced by a traditional one-tier operating structure, such Fund will be required to engage an investment adviser and, if applicable, investment subadviser to manage such Fund's portfolio of investments. As more fully described in Proposal 3 below, the structure of the Bond Index Fund would only temporarily be replaced by a traditional one-tier operating structure, since it is contemplated that the investable assets of such Fund would almost immediately be reinvested in the Bond Index Portfolio, a series of Federated Portfolios, in a two-tier, master-feeder operating structure.

      At a meeting of the Board of Trustees of the Trust on August 29, 1995, the Trustees, including the Independent Trustees, voted to approve, and recommend that the shareholders of each of the above Funds approve, investment advisory agreements (each a "New Advisory Agreement") between the Trust on behalf of such Fund and the investment adviser currently providing advisory services to the Portfolio corresponding to such Fund. The Trustees also voted to approve, and recommend that the shareholders of each of the Balanced Fund, the Equity Growth Fund, the International Equity Fund and the Bond Index Fund approve, investment subadvisory agreements (each a "New Subadvisory Agreement") between such Fund's investment adviser and the investment subadviser currently providing investment advisory services with respect to the Portfolio corresponding to such Fund. The rates of the advisory fees in each of the New Advisory Agreements and the New Subadvisory Agreements, as approved by the Trustees and recommended for approval by the shareholders of the appropriate Funds, are identical to the rates of the advisory fees in the corresponding Current Advisory Agreement or Current Subadvisory Agreement, as the case may be. If a Fund's shareholders do not approve Proposal 1 with respect to such Fund, the withdrawal of such Fund's investment from the corresponding Portfolio will not occur and the Current Advisory Agreement with respect to the Portfolio corresponding to such Fund and the Current Subadvisory Agreement with respect to the Portfolio corresponding to such Fund, if any, will continue in effect.

THE NEW AND CURRENT ADVISORY AND SUBADVISORY AGREEMENTS

      The terms and conditions of the New Advisory Agreements and New Subadvisory Agreements with respect to the above Funds are identical in all material respects to those of the Current Advisory Agreements or, as the case may be, Current Subadvisory Agreements with respect to the Portfolios corresponding to such Funds, with the exception of the identity of the party contracting with the investment adviser and their effective dates and termination dates. A form of New Advisory Agreement with respect to the above Funds is attached hereto as Exhibit A, and the discussion of the terms of each New Advisory Agreement is qualified in its entirety by reference to Exhibit A. A form of New Subadvisory Agreement with respect to the above Funds having investment subadvisers is attached hereto as Exhibit B, and the discussion of the terms of each New Subadvisory Agreement is qualified in its entirety by reference to Exhibit B.

      Subject to the supervision and approval of the Board of Trustees of the Trust, under the New Advisory Agreement or New Subadvisory Agreement with respect to each of the above Funds, as under the Current Advisory Agreement or Current Subadvisory Agreement corresponding to such Fund, the investment adviser or, as the case may be, investment subadviser, is required to: (a) prepare and evaluate statistical, financial and economic data and other information; (b) formulate, review and administer an investment program for such Fund; (c) determine the securities to be purchased by such Fund and monitor such securities to determine when to take action with respect to such securities; (d) determine whether and how to exercise rights with respect to such securities such as voting rights and warrants; (e) determine the value of such securities;
(f) report to the officers of the Trust and its Board of Trustees as to investment performance and such adviser's performance under the applicable New Advisory Agreement or New Subadvisory Agreement; (g) assist the officers of the Trust and the investment adviser, if applicable, in connection with the operation of the Trust; (h) place orders for the purchase, sale or loan of securities by the Trust; (i) provide office space, office facilities, equipment and personnel; and (j) maintain all records concerning activities of such investment adviser or investment subadviser that it is required by law to maintain. Under each New Advisory Agreement (but not under the New Subadvisory Agreements), the investment adviser may appoint and employ one or more subadvisers that are satisfactory to such Fund.

      Each New Advisory Agreement and each New Subadvisory Agreement with respect to a Fund will, as does the corresponding Current Advisory Agreement or Current Subadvisory Agreement, provide that the investment adviser or investment subadviser thereunder is not liable for any act or omission connected with the rendering of services under the New Advisory Agreement or New Subadvisory Agreement, as the case may be, or any losses that may be sustained in the purchase, holding or sale of any security. However, the investment adviser or investment subadviser will be liable for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under such Agreement. Furthermore, each New Subadvisory Agreement will, as does each Current Subadvisory Agreement, provide that the investment subadviser thereunder is not liable for errors of judgment, mistakes, acts or omissions of the applicable adviser.

      By its terms, each New Advisory Agreement and each New Subadvisory Agreement will continue in effect for an initial term of two years from the date of execution and for successive annual periods thereafter, provided that the continuance is specifically approved at least annually by a majority of the Independent Trustees and either (i) a vote of a 1940 Act Majority (as defined in part (a) below) of the Fund's outstanding voting securities, or (ii) the vote of a majority of the full Board of Trustees. Each such New Advisory Agreement is terminable without penalty, (x) by the Trust on not less than 60 days' written notice by the Trustees to the investment adviser, by action of the Board of Trustees or the vote of a majority of the Fund's outstanding voting securities, or (y) by the investment adviser on not less than 90 days' written notice by the investment advisor to the Trust. Each New Subadvisory Agreement is terminable without penalty (a) by the Trust on not less than 60 days' written notice by the Trustees to the investment subadviser, by action of the Board of Trustees or the vote of a majority of the Fund's outstanding voting securities, (b) by the investment adviser on not less than 60 days' written notice from the investment adviser to the investment subadviser, or (c) by the investment subadviser on not less than 90 days' written notice from the investment subadviser to the investment adviser and the Trust. Each New Advisory Agreement and New Subadvisory Agreement terminates automatically in the event of its "assignment" (as defined in the 1940 Act).

      Each New Advisory Agreement and each New Subadvisory Agreement with respect to each of the above Funds provides that the services of the investment adviser or investment subadviser thereunder are not exclusive and that the investment adviser or investment subadviser is free to render services to others so long as such person's ability to perform its obligations under such agreement is not adversely effected.

      Each New Advisory Agreement and New Subadvisory Agreement with respect to the above Funds states that it will be governed in accordance with the laws of The Commonwealth of Massachusetts and that each provision of such Agreement is independent of all other provisions.

      The foregoing descriptions of the terms of the New Advisory Agreements and New Subadvisory Agreements are subject to the provisions of parts (a), (b), (c),
(d), (e) and (f) set forth below of this Proposal 2. Shareholders should also refer to Exhibit A for the specific terms of the New Advisory Agreements and Exhibit B for the specific terms of the New Subadvisory Agreements.

MATERIAL  PAYMENTS  BY THE FUNDS TO U.S.  TRUST OR U.S.  TRUST
PACIFIC AND THEIR AFFILIATES

      During the past fiscal year, U.S. Trust and its affiliates provided transfer agency, shareholder servicing and custodial services to each Fund and in the case of custodial services, each Fund's corresponding Portfolio. With respect to each of the Funds, U.S. Trust and its affiliates waived all transfer agency and shareholder servicing fees during the past fiscal year. During the period beginning with each of the above Funds' inception and ending on the last day of the Trust's fiscal year on May 31, 1995, the payments to U.S. Trust and its affiliates by such Funds and their corresponding Portfolios (other than for investment advisory services or brokerage commissions) are set forth in the following table:

                       Transfer Agency         Shareholder     Custodial
       Fund                Services             Services       Services*


Equity Fund            $      0             $      0         $     0
                        --------------       --------------   -------------
Income Fund            $      0             $      0         $     0
                        --------------       --------------   -------------
Total Return
  Bond Fund            $      0             $      0         $     0
                        --------------       --------------   -------------
Balanced Fund          $      0             $      0         $     0
                        --------------       --------------   -------------
Equity Growth Fund     $      0             $      0         $     0
                        --------------       --------------   -------------
International
  Equity Fund          $      0             $      0         $     0
                        --------------       --------------   -------------
Bond Index Fund        $      0             $      0         $     0
                        --------------       --------------   -------------

Total                  $      0             $      0         $     0
                        --------------       --------------   -------------

    * The custodial services referred to above were provided by U.S. Trust, which entered into sub-custody arrangements with respect to the Portfolios corresponding to the above Funds. Although U.S. Trust did not receive any fees for its services as custodian to the Portfolios, it did receive fees totaling $53,230 which U.S. Trust paid to the Portfolios' sub-custodian. As The Chase Manhattan Bank, N.A. ("Chase") became the Trust's custodian as of September 1, 1995, U.S. Trust will no longer serve as custodian.

      The transfer agency services referred to above were provided by Mutual Fund Services Company, which was an affiliate of U.S. Trust and U.S. Trust Pacific until September 1, 1995, when it was acquired by Chase and is now doing business under the name Chase Global Funds Services Company ("CGFSC"). In connection with the restructuring, it is expected that U.S. Trust will provide transfer agency services to the above Funds, but that CGFSC will provide sub-transfer services to U.S. Trust with respect to such Funds.

      The shareholder services referred to above were provided by U.S. Trust, which voluntarily agreed to waive all of the shareholder servicing fees set forth in the table above for the fiscal year ending May 31, 1995. It is expected that U.S. Trust will provide shareholder services to the above Funds in the future.

OTHER GENERAL MATTERS

      The Glass-Steagall Act and applicable banking laws and regulations generally prohibit certain financial institutions such as U.S. Trust or U.S. Trust Pacific from engaging in the business of underwriting securities of open-end investment companies such as the Trust. Based on advice of its counsel, it is the position of U.S. Trust and U.S. Trust Pacific that the investment advisory services to be performed by U.S. Trust Pacific or U.S. Trust under the New Advisory Agreements with the Trust and the activities performed by U.S. Trust as shareholder servicing agent for the Funds, do not constitute underwriting activities and are consistent with the requirements of the Glass-Steagall Act. In addition, counsel have advised that this combination of individually permissible activities is consistent with the Glass-Steagall Act and other federal or state and regulatory precedent. There is presently no controlling precedent regarding the performance of a combination of investment advisory and shareholder servicing activities by banks. State laws on this issue may differ from the interpretations of relevant federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. Future changes in either federal statutes or regulations relating to the permissible activities of banks, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent a bank from continuing to perform all or part of its servicing or investment management activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event changes in the operation of the Fund might occur and shareholders serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Trustees of the Trust do not expect that shareholders of the Funds would suffer any adverse financial consequences as a result of these occurrences.

      U.S. Trust, U.S. Trust Pacific and their affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities that may be purchased on behalf of the Funds, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. U.S. Trust, U.S. Trust Pacific and their affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. U.S. Trust and U.S. Trust Pacific have informed the Trust that, in making investment decisions, they do not obtain or use material inside information or in their possession or in the possession of any of their affiliates. In making investment recommendations for the Funds, U.S. Trust and U.S. Trust Pacific will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of U.S. Trust or U.S. Trust Pacific, their parents or their subsidiaries or affiliates. When dealing with its customers, U.S. Trust, U.S. Trust Pacific, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by U.S. Trust, U.S. Trust Pacific or any such affiliate.

      (a). EXCELSIOR INSTITUTIONAL EQUITY FUND
           EXCELSIOR INSTITUTIONAL INCOME FUND
           EXCELSIOR INSTITUTIONAL TOTAL RETURN BOND FUND

           FOR EACH OF THE ABOVE FUNDS, TO APPROVE OR DISAPPROVE OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND U.S. TRUST AS INVESTMENT ADVISER.

GENERAL

      As noted above, the Board of Trustees of the Trust has voted to approve, and recommended that shareholders of each of the above Funds approve, that the Trust on behalf of those funds enter into as New Advisory Agreement with U.S. Trust.

COMPARISON OF NEW AND CURRENT ADVISORY AGREEMENT

      For a description and comparison of the terms of the New Advisory Agreement and Current Advisory Agreement with respect to the above Funds, see "The New and Current Advisory and Subadvisory Agreements" above. The Current Advisory Agreement with respect to the Portfolios corresponding to the above Funds was approved by the Board of Trustees of the Portfolio Series on September 13, 1994.

THE ADVISORY FEE AND OTHER EXPENSES

      Under the New Advisory Agreement, each of the above Funds will directly pay to U.S. Trust, as investment adviser, a monthly fee that is equal on an annual basis to 0.65% of such Fund's average daily net assets. THIS IS THE SAME RATE OF COMPENSATION AS IS PAYABLE INDIRECTLY BY SUCH FUND TO U.S. TRUST UNDER THE CURRENT INVESTMENT ADVISORY AGREEMENT. Approval of the New Advisory Agreement with respect to such Fund will not result in an increase, either directly or indirectly, to any other fees borne by the Fund.

      During the Trust's fiscal year ended May 31, 1995, (i) the Equity Fund, through its corresponding Portfolio, indirectly paid advisory fees to U.S. Trust of $0, (ii) the Income Fund, through its corresponding Portfolio, indirectly paid advisory fees to U.S. Trust of $0, and (iii) the Total Return Bond Fund, through its corresponding Portfolio, paid advisory fees to U.S. Trust of $0. The payment represented a waiver of advisory fees by U.S. Trust of $23,905, $67,732, and $43,478 with respect to the Equity Fund, the Income Fund and the Total Return Bond Fund respectively.

CONCERNING U.S. TRUST AS INVESTMENT ADVISER

      U.S. Trust is a state-chartered bank and trust company. U.S. Trust provides trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking. U.S. Trust is a member bank of the Federal Reserve System and the Federal Deposit Insurance Corporation and is one of the twelve members of the New York Clearing House Association. On September 1, 1995, U.S. Trust's Asset Management Group had approximately $36 billion in assets under management. U.S. Trust, which has its principal offices at 114 West 47th Street, New York, NY 10036, is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. Other than U.S. Trust Corporation, no person owns more than 10% of the voting securities of U.S. Trust.

      U.S. Trust provides investment advisory services to other mutual funds with a similar investment objective to that of the above Funds. See Exhibit C for a list of those funds, the size of those funds, the rate of the advisory fees paid by those funds and whether any of such fees have been waived or otherwise reduced.

BROKERAGE  COMMISSIONS  ON  PORTFOLIO  TRANSACTIONS  AND OTHER
FEES

      During the Trust's fiscal year ended May 31, 1995, none of the above Funds paid brokerage commissions to affiliated brokers. For a description of other fees paid by the Funds to U.S. Trust, see "Material Payments by the Funds to U.S. Trust or U.S. Trust Pacific and their Affiliates" above.

THE DIRECTORS OF U.S. TRUST

      The table below sets forth the name, address and principal occupation of each of the Directors of U.S. Trust and the principal executive officer of U.S. Trust:

Name                            Address                        Principal Occupation
----                            -------                        --------------------
SAMUEL C. BUTLER                Cravath, Swaine & Moore        Partner in Cravath,
                                Worldwide Plaza                Swaine & Moore
                                825 Eighth Avenue
                                New York, NY  10019

PETER O. CRISP                  Venrock Associates             General Partner in
                                Room 560                       Venrock Associates
                                30 Rockefeller Plaza
                                New York, NY  10019

ANTONIA M. GRUMBACH             Patterson, Belknap,            Partner in Patterson,
                                  Webb & Tyler                 Belknap, Webb & Tyler
                                30 Rockefeller Plaza
                                New York, NY  10112

H. MARSHALL SCHWARZ             United States Trust Company    Chairman of the Board
                                  of New York                  & Chief Executive
                                114 West 47th Street           Officer of U.S. Trust
                                New York, NY  10036            Corporation  and United States
                                                                    Trust Company of New York

PHILIPPE DE MONTEBELLO          Metropolitan Museum of Art     Director of the
                                1000 Fifth Avenue              Metropolitan Museum
                                New York, NY  10029-0198       of Art

PAUL W. DOUGLAS                 250 Park Avenue
                                Room 1900
                                New York, NY  10177

FREDERIC C. HAMILTON            Hamilton Oil Corp.             Chairman of the Board
                                1560 Broadway                  of Hamilton Oil Corp.
                                Suite 2000
                                Denver, CO  80202

JOHN H. STOOKEY                 Hanson Industries
                                410 Park Avenue
                                New York, NY  10028

ROBERT N. WILSON                Johnson & Johnson               Vice Chairman of the
                                One Johnson & Johnson Plaza     Board of Johnson & Johnson
                                New Brunswick, NJ 08933



PETER L. MALKIN                 Wein, Malkin & Bettex           Chairman of Wein, Malkin
                                Lincoln Building                & Bettex
                                60 East 42nd Street
                                New York, NY  10165

RICHARD F. TUCKER               11 Over Rock Lane               Retired
                                Westport, CT  06880

CARROLL L.  WAINRIGHT, JR.      Milbank,Tweed, Hadley           Consulting Partner
                                  & McCloy                      of Milbank, Tweed,
                                One Chase  Manhattan Plaza      Hadley & McCloy
                                New York, NY  10005


FREDERICK B. TAYLOR             United States Trust             Vice Chairman and
                                  Company of New York           Chief Investment Officer
                                114 West 47th Street            of U.S. Trust Corporation
                                New York, NY  10036             and United States Trust
                                                                Company of New York

JEFFREY S. MAURER               United States Trust             President of U.S. Trust
                                  Company of New York           Corporation and
                                114 West 47th Street            United States Trust
                                New York, NY  10036             Company of New York

DANIEL P. DAVISON               Christie, Manson & Woods        Chairman, Christie,
                                  International, Inc.           Manson & Woods
                                502 Park Avenue                 International, Inc.
                                New York, NY  10021


ORSON D. MUNN                   Munn, Bernhard &                Chairman and Director
                                  Associates, Inc.              of Munn, Bernhard &
                                6 East 43rd Street              Associates, Inc.
                                28th Floor
                                New York, NY  10017

PHILIP L. SMITH                 P.O. Box 386                    Corporate Director and
                                Ponte Verde Beach, FL 32004     Trustee


EDWIN D. ETHERINGTON            P.O. Box 100                    President Emeritus,
                                Old Lyme, CT  06371             Wesleyan University
                                                                and Former President of
                                                                American Stock Exchange

TRUSTEES' EVALUATION AND RECOMMENDATION

      At the meeting of the Board of Trustees on August 29, 1995, the Trustees, including the Independent Trustees, approved the New Advisory Agreements with respect to the above Funds and the amount of the advisory fee to be paid by such Funds. In making this determination, the Trustees considered several factors, including the nature, quality and scope of the services to be provided to each Fund and the investment record of U.S. Trust in managing the Portfolios corresponding to such Funds and the other mutual funds managed by U.S. Trust. The Trustees also considered that U.S. Trust's relationship with each Fund will provide continuity of portfolio management services to each Fund. The Trustees believe the New Advisory Agreements with respect to the above Funds and the proposed advisory fees to be reasonable, fair and in the best interests of each Fund's shareholders.

      THE  TRUSTEES  UNANIMOUSLY  RECOMMEND  THAT EACH  FUND'S
SHAREHOLDERS  APPROVE THE NEW  INVESTMENT  ADVISORY  AGREEMENT
WITH RESPECT TO SUCH FUND.

      If the New Advisory Agreement with respect to any of the above Funds is not approved, the Trustees will not authorize the withdrawal by such Fund of its investment in the corresponding Portfolio as described in Proposal 1, regardless of the fact that Proposal 1 may have been approved by the shareholders of such Fund.

VOTE REQUIRED

      Approval of this part (a) of Proposal 2 with respect to a Fund requires the affirmative vote of a majority of the outstanding voting securities of that Fund, as defined in the 1940 Act, which means the lesser of (1) 67 percent or more of the shares of the Fund represented at the Meeting if at least 50 percent of all outstanding shares of such Fund are represented at the Meeting or (2) 50 percent or more of the outstanding shares of such Fund entitled to vote at the meeting (the "1940 Act Majority").

      (b). EXCELSIOR INSTITUTIONAL BALANCED FUND
           EXCELSIOR INSTITUTIONAL EQUITY GROWTH FUND
           EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND
           EXCELSIOR INSTITUTIONAL BOND INDEX FUND

           FOR  EACH  OF  THE  ABOVE  FUNDS,   TO  APPROVE  OR
           DISAPPROVE OF A NEW INVESTMENT  ADVISORY  AGREEMENT
           BETWEEN THE TRUST,  ON BEHALF OF THE FUND, AND U.S.
           TRUST PACIFIC AS INVESTMENT ADVISER.

GENERAL

      As noted above, the Board of Trustees of the Trust has voted to approve, and recommended that shareholders of each of the above Funds approve, that the Trust, on behalf of those Funds, enter into a New Advisory Agreement with U.S. Trust Pacific.

COMPARISON OF NEW AND CURRENT ADVISORY AGREEMENTS

      For a description and comparison of the terms of the New Advisory Agreements and Current Advisory Agreements with respect to the above Funds, see "The New and Current Advisory and Subadvisory Agreements" in Proposal 2 above. The Current Advisory Agreements with respect to the Portfolios corresponding to the above Funds were approved by the Board of Trustees of the Portfolio Series on June 30, 1994 (September 13, 1994 in the case of the International Equity
Fund).

THE ADVISORY FEE AND OTHER EXPENSES

      Under the respective New Advisory Agreements, the Balanced Fund and the Equity Growth Fund will directly pay to U.S. Trust Pacific, as investment adviser, a monthly fee that is equal on an annual basis to 0.65% of such Fund's average daily net assets, the Bond Index Fund will pay to U.S. Trust Pacific, as investment adviser, a monthly fee that is equal on an annual basis to 0.25% of such Fund's average daily net assets, and the International Equity Fund will pay to U.S. Trust Pacific, as investment adviser, a monthly fee that is equal on an annual basis to 1.00% of such Fund's average daily net assets. IN EACH CASE THIS IS THE SAME RATE OF COMPENSATION AS IS PAYABLE INDIRECTLY BY SUCH FUND TO THE ADVISER UNDER THE CURRENT INVESTMENT ADVISORY AGREEMENT. Approval of the New Advisory Agreement with respect to such Fund will not result in an increase, either directly or indirectly, to any other fees borne by any of the above Funds.

      During the Trust's fiscal year ended May 31, 1995, (i) the Balanced Fund, through its corresponding Portfolio, indirectly paid advisory fees to U.S. Trust Pacific of $0, (ii) the Equity Growth Fund, through its corresponding Portfolio indirectly paid advisory fees to U.S. Trust Pacific of $0, (iii) the International Equity Fund, through its corresponding Portfolio, indirectly paid advisory fees to U.S. Trust Pacific of $0, and (iv) the Bond Index Fund, through its corresponding Portfolio, indirectly paid advisory fees to U.S. Trust Pacific of $0. The payment represented a waiver of advisory fees of $365,664, $285,384, $26,275 and $47,955 with respect to the Balanced Fund, the Equity Growth Fund, the International Equity Fund and the Bond Index Fund respectively.

CONCERNING U.S. TRUST PACIFIC AS INVESTMENT ADVISER

      U.S.  Trust Pacific is a  wholly-owned  subsidiary of U.
S. Trust. For information about U.S. Trust, see "Concerning U.S. Trust as Investment Adviser" in part (a) above of this Proposal 2. U.S. Trust Pacific is a full-service state chartered bank which maintains its principal offices at 4380 S.W. Macadam Avenue, Suite 450, Portland, Oregon 97201.

      U.S.   Trust   Pacific   does  not   currently   provide
investment advisory services to other mutual funds.

BROKERAGE  COMMISSIONS  ON  PORTFOLIO  TRANSACTIONS  AND OTHER
FEES

      During the Trust's fiscal year ended May 31, 1995, none of the above Funds paid brokerage commissions to brokers affiliated with U.S. Trust Pacific. For a description of other fees paid by the Funds to U.S. Trust Pacific, see "Material Payments by the Funds to U.S. Trust or U.S. Trust Pacific and their Affiliates" above.

THE DIRECTORS OF U.S. TRUST PACIFIC

      The table below sets forth the name, address and principal occupation of each of the Trustee/Directors of U.S. Trust Pacific and the principal executive officer of U.S. Trust Pacific:

                                                         Position with U.S. Trust Pacific;
Name                        Address                      Principal Occupation

Ralph  C.  Rittenour, Jr.   4380 S.W. Macadam Avenue     Trustee/Director; Chairman of the
                            Suite 450                    Board and Chief Executive Officer
                            Portland, Oregon  97201



Charles J. Swindells        4380 S.W. Macadam Avenue     Trustee/Director; President
                            Suite 450
                            Portland, Oregon  97201

Nancy L. Jacob, Ph.D.       4380 S.W. Macadam Avenue     Trustee/Director; Executive Vice
                            Suite 450                    President
                            Portland, Oregon  97201

Douglas Adams               4380 S.W. Macadam Avenue     Trustee/Director
                            Suite 450
                            Portland, Oregon  97201

Stephen Brink               4380 S.W. Macadam Avenue     Trustee/Director;
                            Suite 450                    Senior Vice President
                            Portland, Oregon  97201      and Chief Investment Officer

Marcia Bennett              4380 S.W. Macadam Avenue     Trustee/Director;
                            Suite 450                    Senior Vice President,
                            Portland, Oregon  97201      Trust Officer and
                                                              Operations Officer

Marv Vukovich               4380 S.W. Macadam Avenue     Trustee/Director;
                            Suite 450                    Vice President and
                            Portland, Oregon  97201      Chief Financial Officer

Carol Hibbs                 Tonkon Torp, Galen,          Trustee/Director; Attorney of
                              Marmaduke & Booth           Tonkon Torp, Galen,
                            1600 Pioneer Tower           Marmaduke & Booth
                            888 SW Fifth Avenue
                            Portland, OR  97204

TRUSTEES' EVALUATION AND RECOMMENDATION

      At the meeting of the Board of Trustees on August 29, 1995, the Trustees, including the Independent Trustees, approved the New Advisory Agreements with respect to the above Funds and the amount of the advisory fee to be paid by such Funds. In making this determination, the Trustees considered several factors, including the nature, quality and scope of the services to be provided to each Fund and the investment record of U.S. Trust Pacific in managing the Portfolios corresponding to such Funds and the other mutual funds managed by U.S. Trust Pacific. The Trustees also considered that U.S. Trust Pacific's relationship with each Fund will provide continuity of portfolio management services to each Fund. The Trustees believe the New Advisory Agreements with respect to the above Funds and the proposed advisory fees to be reasonable, fair and in the best interests of each Fund's shareholders.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT EACH FUND'S SHAREHOLDERS APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT WITH RESPECT TO SUCH FUND.

      If the New Advisory Agreement with respect to any of the above Funds is not approved, the Trustees will not authorize the withdrawal by such Fund of its investment in the corresponding Portfolio as described in Proposal 1, regardless of the fact that Proposal 1 may have been approved by the shareholders of such Fund.

VOTE REQUIRED

      Approval of this part (b) of Proposal 2 with respect to a Fund requires the affirmative vote of a 1940 Act Majority (as defined in part (a) above) of outstanding voting securities of that Fund.

      (c). EXCELSIOR INSTITUTIONAL BALANCED FUND

           FOR THE ABOVE FUND,  TO APPROVE OR  DISAPPROVE OF A
           NEW INVESTMENT  SUBADVISORY  AGREEMENT BETWEEN U.S.
           TRUST PACIFIC AND BECKER CAPITAL  MANAGEMENT,  INC.
           AS INVESTMENT SUBADVISER.

GENERAL

      As noted above, the Board of Trustees of the Trust has voted to approve, and recommended that shareholders of the above Fund approve, that the Trust on behalf of such Fund enter into a New Subadvisory Agreement between U.S. Trust Pacific as investment adviser to such Fund and Becker as investment subadviser.

COMPARISON OF NEW AND CURRENT SUBADVISORY AGREEMENTS

      For a description and comparison of the terms of the New Subadvisory Agreement and Current Subadvisory Agreement with respect to the above Fund, see "the New and Current Advisory and Subadvisory Agreements" in Proposal 2 above. The Current Subadvisory Agreement with respect to the Portfolio corresponding to the above Fund were approved by the Board of Trustees of the Portfolio Series on June 30, 1994.

THE ADVISORY FEE AND OTHER EXPENSES

      Under the New Subadvisory Agreement with respect to the above Fund U.S. Trust Pacific will directly pay to Becker, as investment subadviser, a monthly fee that is equal on an annual basis to 0.425% of the first $20,000,000 of such Fund's average daily net assets and 0.20% of such Fund's average daily net assets in excess of $20,000,000. THIS IS THE SAME RATE OF COMPENSATION AS IS PAYABLE BY U.S. TRUST PACIFIC TO BECKER UNDER THE CURRENT INVESTMENT SUBADVISORY AGREEMENT. Approval of the New Subadvisory Agreement with respect to such Fund will not result in an increase, either directly or indirectly, to any other fees borne by the above Fund.

      During the Trust's fiscal year ended May 31, 1995, U.S. Trust Pacific paid advisory fees to Becker of $239,088 with respect to the Portfolio corresponding to the above Fund.

CONCERNING BECKER AS INVESTMENT SUBADVISER

      Becker is a registered investment adviser. It maintains its principal offices at 2185 Pacwest Center, Portland, Oregon 97204. As of September 30, 1994, Becker had $900 million in assets under management. The person primarily responsible for the day-to-day management of the Balanced Portfolio is Donald L. Wolcott, C.F.A., Vice President and Portfolio Manager of Becker. Mr. Wolcott joined Becker in 1987 and brings 19 years of experience in investment management to his position.

      Patrick E. Becker, the President of Becker, owns more than 10% of the voting securities of Becker. His address is 23661 Stafford Hill Drive, West Linn, Oregon 97068.

      Becker does not currently provide investment advisory services to other mutual funds.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

      During the Trust's fiscal year ended May 31, 1995, the above Fund paid no brokerage commissions to brokers affiliated with Becker.

OTHER  MATERIAL  PAYMENTS BY THE FUND TO BECKER AND AFFILIATES
OF BECKER

      During the Trust's fiscal year ended May 31, 1995, neither the Fund nor the Portfolio corresponding to the Fund made any payments to Becker or any affiliate of Becker for services provided to such Fund or its corresponding Portfolio (other than investment advisory services).

THE DIRECTORS OF BECKER

      The table below sets forth the name, address and principal occupation of each of the Directors of Becker and of the principal executive officer of
Becker:

                                                     Position with Becker;
Name                  Address                        Principal Occupation

Patrick E. Becker     1211 SW  Fifth  Avenue, #2185  Director; President
                      Portland, Oregon  97204

Janeen S. McAninch    1211 SW  Fifth  Avenue, #2185  Director; Executive
                      Portland, Oregon  97204         Vice President



TRUSTEES' EVALUATION AND RECOMMENDATION

      At the meeting of the Board of Trustees on August 29, 1995, the Trustees, including the Independent Trustees, approved the New Subadvisory Agreement with respect to the above Fund and the amount of the advisory fee to be paid by U.S. Trust Pacific to Becker with respect to such Fund. In making this determination, the Trustees considered several factors, including the nature, quality and scope of the services to be provided to the Fund and the investment record of Becker in managing the Portfolio corresponding to the Fund. The Trustees also considered that Becker's relationship with the Fund will provide continuity of portfolio management services to the Fund. The Trustees believe the New Subadvisory Agreement with respect to the above Fund and the proposed advisory fees to be reasonable, fair and in the best interests of the Fund's shareholders.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE FUND'S SHAREHOLDERS APPROVE THE NEW INVESTMENT SUBADVISORY AGREEMENT WITH RESPECT TO THE FUND.

      If the New Subadvisory Agreement with respect to the above Fund is not approved, the Trustees will not authorize the withdrawal by the Fund of its investment in the corresponding Portfolio as described in Proposal 1, regardless of the fact that Proposal 1 may have been approved by the shareholders of the Fund.

VOTE REQUIRED

      Approval of this part (c) of Proposal 2 requires the affirmative vote of a 1940 Act Majority (as defined in part (a) above) of outstanding voting securities of the above Fund.


      (d). EXCELSIOR INSTITUTIONAL EQUITY GROWTH FUND

           FOR THE ABOVE FUND,  TO APPROVE OR  DISAPPROVE OF A
           NEW INVESTMENT  SUBADVISORY  AGREEMENT BETWEEN U.S.
           TRUST  PACIFIC AND LUTHER KING  CAPITAL  MANAGEMENT
           CORPORATION AS INVESTMENT SUBADVISER.

GENERAL

      As noted above, the Board of Trustees of the Trust has voted to approve, and recommended that shareholders of the above Fund approve, that the Trust, on behalf of such Fund, enter into a New Subadvisory Agreement between U.S. Trust Pacific, as investment adviser to such Fund and Luther King.

COMPARISON OF NEW AND CURRENT SUBADVISORY AGREEMENTS

      For a description and comparison of the terms of the New Subadvisory Agreement and Current Subadvisory Agreement with respect to the above Fund, see "The New and Current Advisory and Subadvisory Agreements" in Proposal 2 above. The Current Subadvisory Agreement with respect to the Portfolios corresponding to the above Fund was approved by the Board of Trustees of the Portfolio Series on June 30, 1994.

THE ADVISORY FEE AND OTHER EXPENSES

      Under the New Subadvisory Agreement, with respect to the above Fund, U.S. Trust Pacific will directly pay to Luther King, as investment subadviser, a monthly fee that is equal on an annual basis to 0.40% of the first $20,000,000 of such Fund's average daily net assets, 0.30% of the next $30,000,00 of such Fund's average daily net assets, and a percentage to be negotiated of such Fund's average daily net assets in excess of $50,000,000. THIS IS THE SAME RATE OF COMPENSATION AS IS PAYABLE BY U.S. TRUST PACIFIC TO LUTHER KING WITH RESPECT TO SUCH FUND UNDER THE CURRENT INVESTMENT ADVISORY AGREEMENT. Approval of the New Subadvisory Agreement with respect to such Fund will not result in an increase, either directly or indirectly, to any other fees borne by the above Fund.

      During the Trust's fiscal year ended May 31, 1995, U.S. Trust Pacific paid advisory fees to Luther King of $175,621 with respect to the Portfolio corresponding to the above Fund.

CONCERNING LUTHER KING AS INVESTMENT SUBADVISER

      Luther King is a registered investment adviser. It maintains its principal offices at 301 Commerce Street, Suite 1600, Fort Worth, TX 76102. As of September 30, 1994, Luther King had $4.5 billion in assets under management. Emmett M. Murphy is primarily responsible for the day-to-day management of Equity Growth Portfolio. Mr. Murphy has been an investment manager with Luther King since 1981. He is also a Chartered Financial Analyst.

      Southwest JLK Corporation owns more than 10% of the voting securities of Luther King. Southwest JLK Corporation is owned by the President of Luther King, John Luther King, Jr., and Teresa King. Their address is 4224 Versailles, Dallas, Texas 75205.

      Luther King provides investment advisory services to other mutual funds with similar investment objectives to that of the above Fund. See Exhibit D for a list of those funds, the size of those funds, the rate of the advisory fees paid by those funds, and whether any of such fees have been waived or otherwise reduced.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

      During the Trust's fiscal year ended May 31, 1995, the above Fund paid no brokerage commissions to brokers affiliated with Luther King.

OTHER MATERIAL PAYMENTS BY THE FUNDS TO LUTHER KING AND
AFFILIATES OF LUTHER KING

      During the Trust's fiscal year ended May 31, 1995, neither the Fund nor the Portfolio corresponding to the Fund made any payments to Luther King or any affiliate of Luther King for services provided to the Fund or its corresponding Portfolio (other than investment advisory services).

THE DIRECTORS OF LUTHER KING

      The table below sets forth the name, address and principal occupation of each of the Directors of Luther King and the principal executive officer of Luther King:

                                                   Position   with  Luther King;
Name                    Address                    Principal Occupation

John Luther King, Jr.   301 Commerce Street,       Director; President
                        Suite 1600
                        Fort Worth, Texas  76102


TRUSTEES' EVALUATION AND RECOMMENDATION

      At the meeting of the Board of Trustees on August 29, 1995, the Trustees, including the Independent Trustees, approved the New Subadvisory Agreement with respect to the above Fund and the amount of the advisory fee to be paid by U.S. Trust Pacific to Luther King with respect to such Fund. In making this determination, the Trustees considered several factors, including the nature, quality and scope of the services to be provided to the Fund and the investment record of Luther King in managing the Portfolio corresponding to such Fund and the other mutual funds managed by Luther King. The Trustees also considered that Luther King's relationship with the Fund will provide continuity of portfolio management services to the Fund. The Trustees believe the New Subadvisory Agreement with respect to the above Fund and the proposed advisory fees to be reasonable, fair and in the best interests of the Fund's shareholders.

      THE  TRUSTEES  UNANIMOUSLY  RECOMMEND  THAT  THE  FUND'S
SHAREHOLDERS   APPROVE   THE   NEW   INVESTMENT    SUBADVISORY
AGREEMENT WITH RESPECT TO THE FUND.

      If the New Subadvisory Agreement with respect to the above Fund is not approved, the Trustees will not authorize the withdrawal by the Fund of its investment in the corresponding Portfolio as described in Proposal 1, regardless of the fact that Proposal 1 may have been approved by the shareholders of the Fund.

VOTE REQUIRED

      Approval of this part (d) of Proposal 2 requires the affirmative vote of a 1940 Act Majority (as defined in part (a) above) of outstanding voting securities of the above Fund.

      (e). EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND

           FOR THE ABOVE FUND,  TO APPROVE OR  DISAPPROVE OF A
           NEW INVESTMENT  SUBADVISORY  AGREEMENT BETWEEN U.S.
           TRUST  PACIFIC  AND  HARDING,  LOEVNER  MANAGEMENT,
           L.P. AS INVESTMENT SUBADVISER.

GENERAL

      As noted above, the Board of Trustees of the Trust has voted to approve, and recommended that shareholders of the above Fund approve, that the Trust, on behalf of such Fund, enter into a New Subadvisory Agreement between U.S. Trust Pacific, as investment adviser to such Fund, and Harding Loevner.

COMPARISON OF NEW AND CURRENT ADVISORY AGREEMENTS

      For a description and comparison of the terms of the New Subadvisory Agreement and the Current Subadvisory Agreement with respect to the above Fund, see "The New and Current Advisory and Subadvisory Agreements" in Proposal 2 above. The Current Subadvisory Agreement with respect to the Portfolio corresponding to the above Fund was approved by the Board of Trustees of the Portfolio Series on September 13, 1994.

THE ADVISORY FEE AND OTHER EXPENSES

      Under the New Subadvisory Agreement with respect to the above Fund, U.S. Trust Pacific will directly pay to Harding Loevner, as investment adviser, a monthly fee that is equal on an annual basis to 0.50% of such Fund's average daily net assets. THIS IS THE SAME RATE OF COMPENSATION AS IS PAYABLE BY U.S. TRUST PACIFIC TO HARDING LOEVNER UNDER THE CURRENT INVESTMENT SUBADVISORY AGREEMENT. Approval of the New Subadvisory Agreement with respect to the Fund will not result in an increase, either directly or indirectly, to any other fees borne by the Fund.

      During the Trust's fiscal year ended May 31, 1995, U.S. Trust Pacific paid advisory fees to Harding Loevner of $11,824 with respect to the Portfolio corresponding to the above Fund.

CONCERNING HARDING LOEVNER AS INVESTMENT SUBADVISER

      Harding Loevner is a New Jersey limited partnership and a registered investment adviser. It maintains its principal offices at 50 Division Street, Suite 401, Somerville, New Jersey 08876. Harding Loevner's only general partner is HLM Holdings, Inc., which has approximately a 96% interest in Harding Loevner. Approximately 87% of the stock of HLM Holdings, Inc. is owned by the principals of Harding Loevner, David D. Harding (Chief Investment Officer), David R. Loevner (Chief Executive Officer) and Simon Hallett (Senior Portfolio Manager). The remaining stock of HLM Holdings, Inc. is owned by other Harding Loevner employees. As of September 30, 1994, Harding Loevner had $350 million in assets under management. All investment management decisions of Harding Loevner are made by an investment group and not by portfolio managers individually.

      Harding Loevner provides investment advisory services to other mutual funds with similar investment objectives to that of the above Fund. See Exhibit E for a list of those funds, the size of those funds, the rate of the advisory fees paid by those funds, and whether any of such fees have been waived or otherwise reduced.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

      During the Trust's fiscal year ended May 31, 1995, none of the above Funds paid brokerage commissions to brokers affiliated with Harding Loevner.

OTHER  MATERIAL  PAYMENTS  BY THE FUND TO HARDING  LOEVNER AND
AFFILIATES OF HARDING LOEVNER

      During the Trust's fiscal year ended May 31, 1995, neither the Fund nor the Portfolio corresponding to the Fund paid any fees to Harding Loevner or any affiliate of Harding Loevner for services provided to such Fund or its corresponding Portfolio (other than investment advisory services).

TRUSTEES' EVALUATION AND RECOMMENDATION

      At the meeting of the Board of Trustees on August 29, 1995, the Trustees, including the Independent Trustees, approved the New Subadvisory Agreement with respect to the above Fund and the amount of the advisory fee to be paid by U.S. Trust Pacific to Harding Loevner with respect to such Fund. In making this determination, the Trustees considered several factors, including the nature, quality and scope of the services to be provided to the Fund and the investment record of Harding Loevner in managing the Portfolio corresponding to the Fund and the other mutual funds managed by Harding Loevner. The Trustees also considered that Harding Loevner's relationship with the Fund will provide continuity of portfolio management services to the Fund. The Trustees believe the New Subadvisory Agreement with respect to the above Fund and the proposed advisory fees to be reasonable, fair and in the best interests of the Fund's shareholders.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE FUND'S SHAREHOLDERS APPROVE THE NEW INVESTMENT SUBADVISORY AGREEMENT WITH RESPECT TO SUCH FUND.

      If the New Subadvisory Agreement with respect to the above Fund is not approved, the Trustees will not authorize the withdrawal by such Fund of its investment in the corresponding Portfolio as described in Proposal 1, regardless of the fact that Proposal 1 may have been approved by the shareholders of such Fund.

VOTE REQUIRED

      Approval of this part (e) of Proposal 2 requires the affirmative vote of a 1940 Act Majority (as defined in part (a) above) of outstanding voting securities of the above Fund.

      (f). EXCELSIOR INSTITUTIONAL BOND INDEX FUND

           FOR THE ABOVE FUND,  TO APPROVE OR  DISAPPROVE OF A
           NEW INVESTMENT  SUBADVISORY  AGREEMENT BETWEEN U.S.
           TRUST   PACIFIC  AND  U.S.   TRUST  AS   INVESTMENT
           SUBADVISER.

GENERAL

      As noted above, the Board of Trustees of the Trust has voted to approve, and recommended that shareholders of the above Fund approve, that the Trust, on behalf of such Fund, enter into a New Subadvisory Agreement between U.S. Trust Pacific, as investment adviser to such Fund, and U.S. Trust, to be in effect prior to the Fund's proposed investment into Federated Portfolios, as more fully described in Proposal 3 below.

COMPARISON OF NEW AND CURRENT SUBADVISORY AGREEMENTS

      For a description and comparison of the terms of the New Subadvisory Agreement and Current Subadvisory Agreement with respect to the above Fund, see "The New and Current Advisory and Subadvisory Agreements" in Proposal 2 above. The Current Subadvisory Agreement with respect to the Portfolio corresponding to the above Fund was approved by the Board of Trustees of the Portfolio Series on June 30, 1994.

THE ADVISORY FEE AND OTHER EXPENSES

      Under the New Subadvisory Agreement, with respect to the above Fund, U.S. Trust Pacific will directly pay to U.S. Trust, as investment subadviser, a monthly fee that is equal on an annual basis to 0.25% of such Fund's average daily net assets. THIS IS THE SAME RATE OF COMPENSATION AS IS PAYABLE BY U.S. TRUST PACIFIC TO U.S. TRUST UNDER THE CURRENT INVESTMENT SUBADVISORY AGREEMENT. Approval of the New Subadvisory Agreement with respect to such Fund will not result in an increase, either directly or indirectly, to any other fees borne by the above Fund.

      During the Trust's fiscal year ended May 31, 1995, advisory fees payable by U.S. Trust Pacific to U.S. Trust were $47,955 with respect to the Portfolio corresponding to the Bond Index Fund, all of which were waived by U.S. Trust.

CONCERNING U.S. TRUST AS INVESTMENT SUBADVISER

      See "Concerning U.S. Trust as Investment Adviser" above.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

      During the Trust's fiscal year ended May 31, 1995, the above Fund did not pay brokerage commissions to brokers affiliated with U.S. Trust. For a description of other fees paid by the Fund to U.S. Trust, see "Material Payments by the Funds to U.S. Trust or U.S. Trust Pacific and their Affiliates" above.

THE DIRECTORS OF U. S. TRUST

      See "The Directors of U.S. Trust" above.

TRUSTEES' EVALUATION AND RECOMMENDATION

      At the meeting of the Board of Trustees on August 29, 1995, the Trustees, including the Independent Trustees, approved the New Subadvisory Agreement with respect to the above Fund and the amount of the advisory fee to be paid by U.S. Trust Pacific to U.S. Trust with respect to such Fund. In making this determination, the Trustees considered several factors, including the nature, quality and scope of the services to be provided to the Fund and the investment record of U.S. Trust in managing the Portfolio corresponding to such Fund and the other mutual funds managed by U.S. Trust. The Trustees also considered that U.S. Trust's relationship with the Fund will provide continuity of portfolio management services to the Fund. The Trustees believe the New Subadvisory Agreement with respect to the above Fund and the proposed advisory fees to be reasonable, fair and in the best interests of the Fund's shareholders.

      THE  TRUSTEES  UNANIMOUSLY  RECOMMEND  THAT  THE  FUND'S
SHAREHOLDERS   APPROVE   THE   NEW   INVESTMENT    SUBADVISORY
AGREEMENT WITH RESPECT TO THE FUND.

      If the New Subadvisory Agreement with respect to the above Fund is not approved, the Trustees will not authorize the withdrawal by the Fund of its investment in the corresponding Portfolio as described in Proposal 1, regardless of the fact that Proposal 1 may have been approved by the shareholders of the Fund.

VOTE REQUIRED

      Approval of this part (f) of Proposal 2 requires the affirmative vote of a 1940 Act Majority (as defined in part (a) above) of outstanding voting securities of the above Fund.

PROPOSAL 3. EXCELSIOR INSTITUTIONAL BOND INDEX FUND

            FOR THE ABOVE  FUND,  TO APPROVE OR  DISAPPROVE  OF
            THE  INVESTMENT  BY  SUCH  FUND  OF ITS  INVESTABLE
            ASSETS  IN THE BOND  INDEX  PORTFOLIO,  A SERIES OF
            FEDERATED PORTFOLIOS.

GENERAL

      As more fully described under Proposal 1 above, the Trust currently invests all of the Bond Index Fund's investable assets in the Bond Market Portfolio, which has the same investment objective and policies as the Fund. As part of the restructuring referred to in Proposal 1, the Trustees of the Trust have recommended that the Fund withdraw its investment in the Bond Market Portfolio. Unlike the other Funds that would also be withdrawn from the corresponding Portfolio of the Portfolio Series if Proposal 1 is approved, the Trustees have determined that in the case of the Bond Index Fund, the benefits of a two-tier structure could potentially be realized by reinvesting the assets of the Fund in a series (the "Bond Index Portfolio") of Federated Investment Portfolios (the "Federated Portfolios") and operating in a two-tier, master/feeder structure. Since it is expected that there will be one or more additional feeder funds investing in the Bond Index Portfolio, it is anticipated that many of the expected benefits of the two-tier structure will be realized. Therefore, the Trustees have determined that it would be in the best interests of the shareholders of the Fund to replace the temporary one-tier operating structure contemplated by Proposal 1 as soon as practicable following the withdrawal from the Bond Market Portfolio, with a two-tier, master/feeder structure by investing all of the investable assets of the Fund in the Bond Index Portfolio, which has adopted the same investment objective, restrictions and policies as the Fund.

      As a feeder fund, the Fund will remain a series of Excelsior Institutional Trust and thus will continue to have the Trust's Board of Trustees and other service providers.

      The master fund corresponding to the Fund will be the Bond Index Portfolio, a series of Federated Portfolios. Federated Portfolios is an open-end management investment company that was established as a Massachusetts business trust under a Declaration of Trust dated as of September 25, 1995. Federated Portfolios' business address is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. Federated Portfolios is managed by a Board of Trustees. The Trustees are responsible for managing Federated Portfolios' business affairs and for exercising all Federated Portfolio's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board. The Declaration of Trust permits Federated Portfolios to offer separate series representing interests in separate portfolios of securities. The Bond Index Portfolio, which was established as a separate series of Federated Portfolios as of September 25, 1995, is the first and currently the only series of Federated Portfolios, although additional series of Federated Portfolios may be established in the future from time to time. Federated Portfolios' fiscal year, and therefore the fiscal year of the Bond Index Portfolio, will end on May 31 of each year, the same fiscal year as corresponds to the Fund.

      Federated Administrative Services, a Delaware business trust whose address is Federated Investors Tower, Pittsburgh, Pennsylvania, 15222-3779, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate Federated Portfolios. Federated Administrative Services provides these at an annual rate which relates to the average aggregate daily net assets of the Federated Portfolios as specified below:

            Maximum                   Average Aggregate
        Administrative             Daily Net Assets of the
              Fee                   Federated Portfolios

             0.15%                   first $250 million
            0.125%                    next $250 million
             0.10%                    next $250 million
            0.075%             assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $150,000 per series of Federated Portfolios. Federated Administrative Services may choose voluntarily to waive a portion of its fee. Federated Administrative Services is a subsidiary of Federated Investors.

      Federated Services Company, a Delaware business trust whose address is P.O. Box 8600, Boston, Massachusetts 02266-8600, serves as transfer agent, dividend disbursing agent and custody procurement agent for Federated Portfolios. The fee paid to the transfer agent is based upon the size, type, and number of accounts and transactions made by shareholders. Federated Services Company also maintains Federated Portfolios' accounting records. The fee paid for this service is based upon the level of Federated Portfolios' average net assets for the period plus out-of-pocket expenses.

     Federated Securities Corp. is the placement agent for investments in the Bond Index Portfolio. Federated Securities Corp. is located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. receives no fee for its services as placement agent for the Bond Index Portfolio. Federated Securities Corp. is a subsidiary of Federated Investors.

      Federated Portfolios' custodian is Investor's Bank & Trust Company, 89 South Street, Boston, Massachusetts.

      Information regarding the proposed independent auditors for Federated Portfolios is provided in part (d) of this Proposal 3, below.

      Information regarding the proposed investment adviser and investment subadviser to the Bond Index Portfolio is provided in parts (a) and (b) of this Proposal 3, below.

TRUSTEES AND OFFICERS OF FEDERATED PORTFOLIOS

      Information concerning the Trustees and Officers of Federated Portfolios is provided in part (d) of this Proposal 3 below.

EXPENSE INFORMATION

      The following table provides (i) a summary of estimated expenses relating to purchases and sales of shares of the Fund, and the aggregate annual operating expenses for the Fund and the corresponding Bond Index Portfolio, as a percentage of average net assets of the Fund, and (ii) an example illustrating the dollar cost of such estimated expenses on a $1,000 investment in the Fund, in each case after giving effect to the transactions contemplated by this Proposal 3. The Trustees of the Trust believe that the aggregate per share expenses of the Fund and the corresponding Bond Index Portfolio will be less than or approximately equal to the expenses which the Fund would incur if the Trust retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities held by the Bond Index Portfolio.

Shareholder Transaction Expenses
Sales Load Imposed on Purchases....................    None
Sales Load Imposed on Reinvested Dividends.........    None
Deferred Sales Load................................    None
Redemption Fees....................................    None
Exchange Fees......................................    None

Expense Table - Annual Operating Expenses
Advisory Fees (after reimbursement)................    0.07%
12b-1 Fees.........................................    None
Other Expenses
   Administrative Fees (after waiver)..............    0.13%
   Shareholder Servicing Fees (after waiver).......     0%
   Other Operating Expenses (after reimbursement)..    0.11%
                                                       0.24%
Total Fund Operating Expenses
   (after waivers and reimbursement)...............    0.31%

      Example

      Investors would pay the following expenses on a $1,000 investment, assuming (a) 5% annual return and (b) redemption of the investment at the end of the following periods:

                  1 Year              3 Years
                  ------              -------
                 $3                   $9

      The example above should not be considered a representation of past or future expenses or performance. Actual expenses and returns may be greater than or less than those shown. The purposes of the table is to assist investors in understanding the various costs and expenses that shareholders of the Fund will bear directly or indirectly via the Bond Index Portfolio.

      The expense table and the example reflect the fact that the Bond Index Portfolio's investment adviser and administrator both voluntarily waive a portion of their fees and both are voluntarily reimbursing certain operating expenses of the Bond Index Portfolio. Without such waivers and reimbursements, the advisory fees paid would equal 0.25% of the average daily net assets of the Bond Index Portfolio, the administrative fees would equal 0.15% of the average daily net assets of the Fund, the shareholder servicing fees would equal 0.25% of the average daily net assets of the Fund, and other expenses would equal 0.24% of the average daily net assets of the Fund and the Bond Index Portfolio. In aggregate, the total operating expenses of the Fund and the Bond Index Portfolio would equal 1.62% of the average daily net assets of the Fund. Fee waivers and expense reimbursements are terminable at any time in the sole discretion of the service providers waiving fees or reimbursing expenses.

      Federated Portfolios and the Bond Index Portfolio were newly formed at the time this Proxy Statement was sent to shareholders of the Fund and therefore historical information regarding the results of the Bond Index Portfolio's operations has not been included in this Proxy Statement.

INVESTMENT OBJECTIVES AND POLICIES OF THE BOND INDEX FUND.

      The Bond Index Portfolio has investment objectives and policies identical to those of the Fund. The investment objective of the Bond Index Portfolio is to provide investment results that correspond to the investment performance of the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index"), a broad market-weighted index more fully described below. The Bond Index Portfolio's investment policy is to invest at least 80% of its assets in a portfolio of securities consisting of a representative selection of fixed income securities included in the Aggregate Bond Index. The Bond Index Portfolio intends to remain fully invested, to the extent practicable, in a pool of securities that match the yield and total return of the Index.

      The investment philosophy behind the Bond Index Portfolio is that the Portfolio is not managed pursuant to traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analyses and investment judgment. Instead, the Bond Index Portfolio, utilizing a passive or indexing investment approach, will attempt to replicate the investment performance of the Aggregate Bond Index.

      The Bond Index Portfolio seeks to achieve its investment objective of duplicating the investment performance of the Aggregate Bond Index through statistical sampling procedures by investing in a selected group -- not the entire universe -- of securities in the Aggregate Bond Index. This group of securities, when taken together, is expected to perform similarly to the index as a whole. This sampling technique is expected to enable the Bond Index Portfolio to track the price movements and performance of its index, while minimizing brokerage, custodial and accounting costs.

      The Trust expects that there will be a close correlation between the Bond Index Portfolio's performance and that of the Aggregate Bond Index in both rising and falling markets. The Bond Index Portfolio will attempt to maximize the correlation between its performance and that of the Aggregate Bond Index. Over the long term, the investment managers of the Bond Index Portfolio seek a correlation of 0.95 or better. In the [unlikely] event that a correlation of
0.95 or better is not achieved, the Board of Trustees of Federated Portfolios will review with the investment managers methods for increasing such correlation, such as through adjustments in securities holdings of the Bond Index Portfolio. Factors such as the size of the Portfolio's securities holdings, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows into and out of the Portfolio, and changes in the securities markets and the indexes themselves, are expected to account for any differences between the Portfolio's performance and that of the Index.

      LEHMAN BROTHERS AGGREGATE BOND INDEX. The Aggregate Bond Index is a broad market-weighted index which encompasses three major classes of United States investment grade fixed income securities with maturities greater than one year:
U.S. Treasury and agency securities, corporate bonds, and mortgage-backed securities. The Index measures the total investment return (capital change plus income) provided by a universe of fixed income securities, weighted by the market value outstanding of each security. The securities included in the Index generally meet the following criteria, as defined by Lehman Brothers: an outstanding market value of at least $100 million of U.S. Government and agency issues and $100 million for all other securities issuers; and investment grade quality, rated a minimum of Baa by Moody's or BBB by S&P. The Bond Market Portfolio is managed without regard to tax ramifications.

      U.S. GOVERNMENT AND AGENCY SECURITIES. The Bond Index Portfolio may invest in U.S. Government securities and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities (Treasury Bills, Treasury Notes and Treasury Bonds); securities such as Government National Mortgage Association pass-through certificates, which are supported by the full faith and credit of the U.S. Treasury; securities, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury; securities, such as those issued by the Federal National Mortgage Association, which are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and other securities, such as those issued by the Student Loan Marketing Association, which are supported only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Bond Index Fund and Bond Index Portfolio, and their respective net asset values and yields, are not guaranteed by the U.S. Government or any federal agency or instrumentality.

      The Bond Index Portfolio may, from time and time, substitute one type of investment grade bond for another. For instance, the Bond Index Portfolio may hold more short-term corporate bonds (and fewer short U.S. Treasury bonds) than represented in the Aggregate Bond Index so as to increase income.

      CORPORATE BONDS. The Bond Index Portfolio may purchase debt securities of United States corporations only if they are deemed investment grade, that is, carry a rating of at least Baa from Moody's or BBB from S&P or, if not rated by these rating agencies, are judged by the investment managers of the Portfolio to be of comparable quality. The Portfolio intends to dispose in an orderly manner of any security which is downgraded below investment grade subsequent to its purchase.

      Corporate bonds are subject to call risk during periods of falling interest rates. Securities with high stated interest rates may be prepaid (or called) prior to maturity, requiring the Bond Index Portfolio to invest the proceeds at generally lower interest rates. If interest rates fall and bond issuers exercise call provisions, the result would be that bonds with high interest rates are called and must be replaced with lower-yielding instruments. In these circumstances, the income of the Bond Index Portfolio would decline.

      MORTGAGE PASS-THROUGH AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Bond Index Portfolio may purchase mortgage and mortgage-related securities such as pass-throughs and collateralized mortgage obligations that meet the Bond Index Portfolio's selection criteria (collectively, "Mortgage Securities"). As a result of its investment in Mortgage Securities, the mortgage-backed securities in the Bond Index Portfolio may be subject to a greater degree of market volatility as a result of unanticipated prepayments of principal. When interest rates fall, the principal invested in mortgage-backed securities with high interest rates may be repaid earlier than scheduled, causing principal prepayments to be reinvested at lower interest rates and reducing the income that the Bond Index Portfolio derives from mortgage-backed securities. In addition, like other fixed income securities, Mortgage Securities generally decline in price when interest rates rise.

      SAMPLING AND TRADING IN THE INDEX PORTFOLIOS. The Bond Index Portfolio [does not anticipate holding] all of the individual issues which comprise the Aggregate Bond Index because of the large number of securities involved. Instead, the Portfolio will hold a representative sample of securities, selecting one or two issues to represent entire classes or types of securities in the index. This sampling technique is expected to be an effective means of substantially duplicating the income and capital returns provided by the index.

      To reduce transaction costs, the Bond Index Portfolio's securities holdings will not be automatically traded or re-balanced to reflect changes in the Aggregate Bond Index or in the market values of securities held by the Bond Index Portfolio. The Bond Index Portfolio may trade large blocks of securities. These policies may cause a particular security to be over- or under-represented in the Portfolio relative to its index weighting or result in its continued ownership by the Portfolio after its deletion from the Index, thereby reducing the correlation between the Portfolio and the Index. In addition, the Bond Index Portfolio may omit or remove Index securities from its portfolio if the investment managers believe the security to be insufficiently liquid or believe the merit of the investment has been substantially impaired by extraordinary events or financial conditions.

      GENERAL MATTERS. Because the Bond Index Portfolio will seek to represent all major sectors of the investment grade fixed income securities market, the Bond Index Fund may be a suitable vehicle for those investors seeking ownership in the "bond market" as a whole, without regard to particular sectors. The Bond Index Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term bond market movements. Because of potential share price fluctuations, the Fund may be inappropriate for investors who have short-term objectives or who require stability of principal. Investors should not consider the Fund a complete investment program.

      Unless otherwise stated, all of the investment objectives, policies and strategies discussed herein are deemed "non-fundamental", i.e., the approval of the Fund's shareholders is not required to change its investment objective or any of its investment policies and strategies. Likewise, the approval of the Fund and other investors in the Bond Index Portfolio is not required to change the Portfolio's investment objective or any of the Portfolio's investment policies and strategies. Any changes in the Fund's or the Portfolio's investment objective, policies or strategies could result in the Fund having investment objectives, policies and strategies different from those applicable at the time of a shareholder's investment in the Fund.

TRUSTEES EVALUATION AND RECOMMENDATION

      At meetings of Excelsior Institutional Trust's Board of Trustees on August 29, September 13, and [October 6, 1995], the Trustees considered alternatives available to the Bond Index Fund and determined that the proposed investment by the Bond Index Fund of all of its investable assets in the Bond Index Portfolio, and operating in a two-tier, master/feeder structure, was in the best interests of the shareholders of the Fund. The Trustees' decision was based on several factors including: (i) the expectation that the estimated expense ratios of the Fund would be no greater than they would otherwise be if the Fund did not invest in the Bond Index Portfolio; (ii) the expectation that other feeder funds would invest in the Bond Index Portfolio, resulting in the cost savings associated with a two-tier, master/feeder structure, (iii) the expectation that the Bond Index Portfolio will have the same investment objectives, policies and restrictions as the Fund, (iv) the expectation that the Fund would be able to contribute all its assets, in kind, to the Bond Index Portfolio, in a tax-free transaction, so that the Fund would not be required to recognize any gain (or loss) on the transaction; and (v) the expected continuity of Portfolio management resulting from the continued subadvisory services of U.S. Trust to the Bond Index Portfolio (see parts (a) and (b) of this Proposal 3 below).

      After consideration of the relevant factors, the Trustees, including the Independent Trustees, voted to approve, and voted to recommend that the shareholders of the Bond Index Fund approve the investment by the Fund of all of its investable assets in the Bond Index Portfolio. Such investment is subject to approval by the Fund of the new advisory and subadvisory agreements by the requisite vote of the shareholders of the Fund, as more fully described in parts
(a) and (b) of this Proposal 3. If such new advisory and subadvisory agreements are not approved by the shareholders of the Fund, the Fund will not invest its investable assets in the Bond Index Portfolio, even if the shareholders of the Fund approve such investment.

      The conversion to a two-tier, master/feeder structure would be accomplished by having the Fund invest in-kind its securities and other assets in the Bond Index Portfolio.

      The conversion to a two-tier, master/feeder structure is subject to the receipt of an opinion of Bingham, Dana & Gould, counsel to the Trust, substantially to the effect that the investment in-kind of its securities and other assets in the Bond Index Portfolio will not cause either the Fund or its shareholders to recognize any gain or loss under the Code, that the Bond Index Portfolio's basis in each security invested in it will be the same as the Fund's basis for that security, and that the Bond Index Portfolio's holding period for each security will include the Fund's holding period for that security.

      Approval by the shareholders of the Fund of this Proposal 3 will be deemed an authorization to the Trustees and officers of the Trust to take any steps necessary or appropriate to invest all investable assets of the Fund in the Bond Index Portfolio.

TRUSTEE'S RECOMMENDATION

      THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE BOND INDEX FUND APPROVE THE PROPOSAL TO INVEST THE FUND'S ASSETS IN THE BOND INDEX PORTFOLIO.

      If the shareholders of the Fund do not approve this Proposal 3 and each of subparts (a), (b), (c) and (d) hereof, the Fund will continue to operate in its existing structure and the Trustees will consider what future action to take, including resubmission of the Proposal to shareholders at a future date.

VOTE REQUIRED

      The Declaration of Trust of the Trust would permit the investment of the Fund's assets in the Bond Index Portfolio without a shareholder vote. However, the Trustees have decided to seek shareholder approval of the investment. Approval of this Proposal 3 requires the affirmative vote of a majority of the outstanding shares of the Fund represented in person or by proxy and entitled to vote at the Meeting if a quorum is present.

      (a). FOR THE BOND INDEX FUND, TO APPROVE OR DISAPPROVE OF AN INVESTMENT ADVISORY AGREEMENT BETWEEN FEDERATED PORTFOLIOS AND FEDERATED MANAGEMENT AS INVESTMENT ADVISER WITH RESPECT TO THE BOND INDEX PORTFOLIO.

GENERAL

      If Proposal 3 is approved by the shareholders of the Fund, all of the investable assets of the Fund will be invested in the Bond Index Portfolio of the Federated Portfolios. Federated Portfolios has engaged Federated Management as its investment adviser, pursuant to the terms of an investment advisory agreement (the "Federated Advisory Agreement") which is substantially the same as the Current Advisory Agreement and the temporary New Advisory Agreement corresponding to the Bond Index Fund. Since Federated Portfolios is expected to seek the approval by the investors in the Bond Index Portfolio (including the Fund) of the Federated Advisory Agreement, the shareholders of the Fund are being asked to vote on the Federated Advisory Agreement. The Trust on behalf of the Fund will cast its votes as an investor in the Bond Index Portfolio in the same proportions as the votes cast by the Fund's shareholders.

      At a meeting of the Board of Trustees of the Trust on [October 6, 1995], the Trustees, including the Independent Trustees, voted to recommend that the shareholders of the Fund approve the Federated Advisory Agreement between the Federated Portfolios on behalf of the Bond Index Portfolio and Federated Management. The rate of the advisory fee payable pursuant to the Federated Advisory Agreement, as recommended for approval by the shareholders of the Fund, is identical to the rate of the advisory fees payable pursuant to each of the Current Advisory Agreement and the New Advisory Agreement corresponding to the Fund. See "The Advisory Fee and Other Expenses" below.

COMPARISON  OF THE  FEDERATED  ADVISORY  AGREEMENT AND THE NEW
AND CURRENT ADVISORY AGREEMENTS.

      The terms and conditions of the New Advisory Agreement and Current Advisory Agreement with respect to the above Fund are substantially the same in all material respects to those of the Federated Advisory Agreement, with the exception of the identity of the party contracting with the investment adviser, which will be Federated Portfolios, the identity of the Investment Adviser, which will be Federated Management and their effective dates and termination dates. The terms of the form of New Advisory Agreement attached hereto as Exhibit A are substantially the same in all material respects, with the exceptions noted above, to the terms of the Federated Advisory Agreement, and the discussion of the terms of the Federated Advisory Agreement is qualified in its entirety by reference to Exhibit A.

      Subject to the supervision and approval of the Board of Trustees of Federated Portfolios, under the Federated Advisory Agreement the investment adviser is required to: (a) prepare and evaluate statistical, financial and economic data and other information; (b) formulate, review and administer an investment program for the Bond Index Portfolio; (c) determine the securities to be purchased by such Portfolio and monitor such securities to determine when to take action with respect to such securities; (d) determine whether and how to exercise rights with respect to such securities such as voting rights and warrants; (e) determine the value of such securities if so requested by the Board of Trustees of Federated Portfolios; (f) report to the officers of Federated Portfolios and its Board of Trustees as to investment performance and such adviser's performance under the Federated Advisory Agreement; (g) assist the officers of Federated Portfolios in connection with the operation of Federated Portfolios; (h) place orders for the purchase, sale or loan of securities by Federated Portfolios; (i) provide office space, office facilities, equipment and personnel; and (j) maintain all records concerning activities of such investment adviser that it is required by law to maintain. Under the Federated Advisory Agreement, the investment adviser may appoint and employ one or more subadvisers that are satisfactory to Federated Portfolios.

      The Federated Advisory Agreement will, as do the Current Advisory Agreement and the New Advisory Agreement, provide that the investment adviser thereunder is not liable for any act or omission connected with the rendering of services under the Federated Advisory Agreement, or any losses that may be sustained in the purchase, holding or sale of any security. However, the investment adviser will be liable for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under such Agreement.

      By its terms, the Federated Advisory Agreement will continue in effect for an initial term of two years from the date of execution and for successive annual periods thereafter, provided that the continuance is specifically approved at least annually by a majority of the Independent Trustees of Federated Portfolios and either (i) a vote of a 1940 Act Majority of the Federated Portfolios' outstanding voting securities, or (ii) the vote of a majority of the full Board of Trustees. The Federated Advisory Agreement is terminable without penalty, (x) by Federated Portfolios on not less than 60 days' written notice by the Trustees to the investment adviser, by action of the Board of Trustees or the vote of a majority of the Bond Index Portfolios' outstanding voting securities, or (y) by the investment adviser on not less than 90 days' written notice by the investment advisor to Federated Portfolios. The Federated Advisory Agreement terminates automatically in the event of its "assignment" (as defined in the 1940 Act).

      The Federated Advisory Agreement provides that the services of the investment adviser thereunder are not exclusive and that the investment adviser is free to render services to others so long as such person's ability to perform its obligations under such agreement is not adversely effected.

      The Federated Advisory Agreement states that it will be governed in accordance with the laws of the Commonwealth of Massachusetts and that each provision of such Agreement is independent of all other provisions.

      Shareholders should also refer to Exhibit A for the specific terms of the Federated Advisory Agreement.

THE ADVISORY FEE AND OTHER EXPENSES

      Under the Federated Advisory Agreement, the Bond Index Fund will indirectly pay to Federated Management, as investment adviser, a monthly fee that is equal on an annual basis to 0.25% of the Bond Index Portfolio's average daily net assets. THIS IS THE SAME RATE OF COMPENSATION AS IS PAYABLE INDIRECTLY BY SUCH FUND TO THE ADVISER UNDER THE CURRENT INVESTMENT ADVISORY AGREEMENT AND AS WILL BE PAYABLE TO THE ADVISER UNDER THE TEMPORARY NEW ADVISORY AGREEMENT. Federated Management may voluntarily waive some or all its fee, and may terminate any voluntary waiver at any time in its sole discretion.

      During the Trust's fiscal year ended May 31, 1995, the Bond Index Fund, through its corresponding Portfolio, indirectly paid advisory fees to U.S. Trust Pacific of $0. The payment represented a waiver of advisory fees of $47,955 with respect to the Bond Index Fund.

CONCERNING FEDERATED MANAGEMENT AS INVESTMENT ADVISER

      Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. Federated Management is an indirect, wholly owned subsidiary of Federated Investors, a Delaware business trust which, together with its affiliates, has approximately $70 billion in assets under management. All of the Class A shares (voting) of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue; officers and Trustees of Federated Portfolios who own Class B shares (non-voting) of Federated Investors, their positions with Federated Investors, and the number of shares beneficially owned by such persons are: John F. Donahue, Trustee, Chairman and Chief Executive Officer (1,823,547); J. Christopher Donahue, Trustee, President and Chief Operating Officer (1,051,483); Richard B. Fisher, Trustee, Executive Vice President and Assistant Secretary (800,000); Edward C. Gonzales, Trustee, Vice Chairman and Treasurer (400,000); John W. McGonigle, Trustee, Executive Vice President, General Counsel and Secretary (1,000,000) and David M. Taylor, Trustee and Senior Vice President (140,000). Federated Management's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

      Federated Management acts as investment adviser to 25 investment companies with multiple portfolios or series. Federated Management currently provides investment advisory services to no other mutual funds with similar investment objectives to those of the Bond Index Portfolio.

      Dr. Henry J. Gailliot, an officer of Federated Management and a Trustee of Federated Investors holds approximately 20% of the outstanding common stock and serves as a director of Commercial Data Services, Inc., a company which provides computer data processing services to Federated Administrative Services, which is Federated Portfolios' administrator.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

      During the Trust's fiscal year ended May 31, 1995, the above Fund paid no brokerage commissions to brokers affiliated with Federated Management.

      OTHER  MATERIAL   PAYMENTS  BY  THE  FUND  TO  FEDERATED
MANAGEMENT AND AFFILIATES OF FEDERATED MANAGEMENT.

      During the Trust's fiscal year ended May 31, 1995, neither the Fund nor the Bond Market Portfolio nor the Bond Index Portfolio made any payments to Federated Management or any affiliate of Federated Management for services provided to the Fund, the Bond Market Portfolio or the Bond Index Portfolio.

THE DIRECTORS OF FEDERATED MANAGEMENT

      The following table lists the name, current position with Federated Management, addresses and principal occupation of each Trustee and of the principal executive officers of Federated Management.

                                                Position with Federated
Name                   Address                  Management; Principal Occupation

John F. Donahue      Federated  Investors       Trustee and Chairman;
                     Tower                      Chairman and Trustee,
                     Pittsburgh, PA             Federated Investors.

J. Christopher       Federated  Investors       Trustee; President and
Donahue              Tower                      Trustee, Federated Investors.
                     Pittsburgh, PA

John W. McGonigle    Federated Investors Tower  Trustee; Executive Vice
                     Pittsburgh, PA             President, Secretary,
                                                General Counsel, and
                                                Trustee, Federated Investors.

Mark D. Olson        Wilson, Halbrook & Bayard  Trustee; Partner, Wilson
                     107 W. Market Street       Halbrook & Bayard (law firm).
                     Georgetown, Delaware 19947

TRUSTEES' EVALUATION AND RECOMMENDATION

      At the meeting of the Board of Trustees on [October 6, 1995], the Trustees, including the Independent Trustees, voted to recommend that the shareholders of the Fund approve the Federated Advisory Agreement. In making this recommendation, the Trustees considered several factors, including the nature, quality and scope of the services to be provided to the Bond Index Portfolio and the investment record of Federated Management and the other mutual funds managed by Federated Management.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE FUND'S SHAREHOLDERS APPROVE THE FEDERATED ADVISORY AGREEMENT.

      If the Federated Advisory Agreement with respect to Bond Index Portfolio is not approved by the shareholders of the Bond Index Fund, the Trustees will not authorize the investment by the Fund of its investable assets in the Bond Index Portfolio as described in Proposal 3, regardless of the fact that Proposal 3 may have been approved by the shareholders of such Fund.

VOTE REQUIRED

      Approval of this subpart (a) of Proposal 3 with respect to the Bond Index Fund requires the affirmative vote of a 1940 Act Majority (as defined in part
(a) of Proposal 2 above) of outstanding voting securities of the Fund.

      (b). FOR THE BOND INDEX FUND, TO APPROVE OR DISAPPROVE OF AN INVESTMENT SUBADVISORY AGREEMENT BETWEEN FEDERATED MANAGEMENT AND U.S. TRUST AS INVESTMENT SUBADVISER WITH RESPECT TO THE BOND INDEX PORTFOLIO.

GENERAL

      Federated Management has proposed delegating certain of its investment advisory duties to U.S. Trust as investment subadviser pursuant to the terms of an investment subadvisory agreement with U.S. Trust (the "UST Subadvisory Agreement") which currently serves as subadviser to the Bond Market Portfolio pursuant to the Current Subadvisory Agreement. It is anticipated that the person at U.S. Trust primarily responsible for the day-to-day provision of subadvisory services to the Bond Index Portfolio will be _______________________, who currently fills such role with respect to the Bond Market Portfolio. Since Federated Portfolios is expected to seek the approval by the investors in the Bond Index Portfolio (including the Fund) of the UST Subadvisory Agreement, the shareholders of the Fund are being asked to vote on the UST Subadvisory Agreement. The Trust on behalf of the Fund will cast its votes as an investor in the Bond Index Portfolio in the same proportions as the votes cast by the Fund's shareholders.

      At a meeting of the Board of Trustees of the Trust on [October 6, 1995], the Trustees, including the Independent Trustees, voted to recommend that the shareholders of the Fund approve the UST Subadvisory Agreement between Federated Management and U.S. Trust. The rate of the advisory fee in the UST Subadvisory Agreement, as approved by the Trustees and recommended for approval by the shareholders of the Fund, is identical to the rate of the advisory fees charged in each of the Current Subadvisory Agreement and the temporary New Subadvisory Agreement corresponding to the Fund. See "The Advisory Fee and Other Expenses" below.

COMPARISON  OF THE UST  SUBADVISORY  AGREEMENT AND THE NEW AND
CURRENT SUBADVISORY AGREEMENTS.

      The terms and conditions of the New Subadvisory Agreement and Current Subadvisory Agreement corresponding to the above Fund are substantially the same in all material respects as those of the UST Subadvisory Agreement, with the exception of the advisory fee (as more fully discussed below), the identity of the investment adviser, which will be Federated Management, and the effective dates and termination dates. The terms of the form of New Subadvisory Agreement attached hereto as Exhibit B are substantially the same in all material respects, with the exception noted above, to the terms of the UST Subadvisory Agreement, and the discussion of the terms of the UST Subadvisory Agreement is qualified in its entirety by reference to Exhibit B.

      Subject to the supervision and approval of the Board of Trustees of Federated Portfolios, under the UST Subadvisory Agreement the investment subadviser is required to: (a) prepare and evaluate statistical, financial and economic data and other information; (b) formulate, review and administer an investment program for the Bond Index Portfolio; (c) determine the securities to be purchased by such Portfolio and monitor such securities to determine when to take action with respect to such securities; (d) determine whether and how to exercise rights with respect to such securities such as voting rights and warrants; (e) determine the value of such securities if so requested by the Board of Trustees of Federated Portfolios; (f) report to the officers of Federated Portfolios and its Board of Trustees as to investment performance and such subadviser's performance under the UST Subadvisory Agreement; (g) assist the officers of Federated Portfolios in connection with the operation of Federated Portfolios; (h) place orders for the purchase, sale or loan of securities by Federated Portfolios; (i) provide office space, office facilities, equipment and personnel; and (j) maintain all records concerning activities of such investment subadviser that it is required by law to maintain.

      The UST Subadvisory Agreement will, as do the Current Subadvisory Agreement and the New Subadvisory Agreement, provide that the investment subadviser thereunder is not liable for any act or omission connected with the rendering of services under the UST Subadvisory Agreement, or any losses that may be sustained in the purchase, holding or sale of any security. However, the investment subadviser will be liable for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under such Agreement. Furthermore, the UST Subadvisory Agreement will, as do the Current Subadvisory Agreement and the New Subadvisory Agreement, provide that the investment subadviser thereunder is not liable for errors of judgment, mistakes, acts or omissions of the investment adviser.

      By its terms, the UST Subadvisory Agreement will continue in effect for an initial term of two years from the date of execution and for successive annual periods thereafter, provided that the continuance is specifically approved at least annually by a majority of the Independent Trustees of Federated Portfolios and either (i) a vote of a 1940 Act Majority of the Bond Index Portfolios' outstanding voting securities, or (ii) the vote of a majority of the full Board of Trustees. The UST Subadvisory Agreement is terminable without penalty, (x) by Federated Portfolios on not less than 60 days' written notice by the Trustees to the investment subadviser, by action of the Board of Trustees or the vote of a majority of the Bond Index Portfolios' outstanding voting securities, (y) by the investment adviser on not less than 60 days' written notice from the investment adviser to the investment subadviser, or (z) by the investment subadviser on not less than 90 days' written notice by the investment subadviser to the investment adviser and Federated Portfolios. The UST Subadvisory Agreement terminates automatically in the event of its "assignment" (as defined in the 1940 Act).

      The UST Subadvisory Agreement provides that the services of the investment subadviser thereunder are not exclusive and that the investment subadviser is free to render services to others so long as such person's ability to perform its obligations under such agreement is not adversely effected.

      The UST Subadvisory Agreement states that it will be governed in accordance with the laws of the Commonwealth of Massachusetts and that each provision of such Agreement is independent of all other provisions.

      Shareholders should also refer to Exhibit B for the specific terms of the UST Subadvisory Agreement.

THE ADVISORY FEE AND OTHER EXPENSES

     Under the UST Subadvisory Agreement, Federated Management will directly pay to U.S. Trust, as investment subadviser, a monthly fee that is equal on an annual basis to 0.25% of the Bond Index Portfolio's average daily net assets. THIS IS THE SAME RATE OF COMPENSATION AS IS PAYABLE BY U.S. TRUST PACIFIC TO U.S. TRUST UNDER THE CURRENT SUBADVISORY AGREEMENT AND AS WILL BE PAYABLE BY U.S. TRUST PACIFIC TO U.S. TRUST UNDER THE TEMPORARY NEW SUBADVISORY AGREEMENT CORRESPONDING TO THE FUND.

      During the Trust's fiscal year ended May 31, 1995, advisory fees payable by U.S. Trust Pacific to U.S. Trust were $47,955 with respect to the Portfolio corresponding to the Bond Index Fund, all of which were waived by U.S. Trust.

CONCERNING U.S. TRUST AS INVESTMENT SUBADVISER

      See "Concerning U.S. Trust as Investment Adviser" in part (a) of Proposal 2 above.

      U.S. Trust provides investment advisory services to other mutual funds with a similar investment objective to that of the above Fund. See Exhibit C for a list of those funds, the size of those funds, the rate of the advisory fees paid by those funds and whether any of such fees have been waived or otherwise reduced.

      Please refer to "Other General Matters" in Proposal 2 above for information concerning the Glass-Steagall Act and U.S. Trust's deposit, loan and other commercial banking relationships and how such matters may effect U.S. Trust in its capacity as investment subadviser.

BROKERAGE  COMMISSIONS  ON  PORTFOLIO  TRANSACTIONS  AND OTHER
FEES.

     During the Trust's fiscal year ended May 31, 1995, the above Fund did not pay brokerage commissions to brokers affiliated with U. S. Trust. For a description of other fees paid by the Fund to U.S. Trust, see "Material Payments by the Funds to U.S. Trust or U.S. Trust Pacific and their Affiliates" in Proposal 2 above.

THE DIRECTORS OF U.S. TRUST

     See "The Directors of U.S. Trust" in part (a) of Proposal 2 above.

TRUSTEES' EVALUATION AND RECOMMENDATION

      At the meeting of the Board of Trustees on [October 6, 1995], the Trustees, including the Independent Trustees, recommended that the shareholders of the Fund approve the UST Subadvisory Agreement with respect to the Bond Index Portfolio. In making this recommendation, the Trustees considered several factors, including the nature, quality and scope of the services to be provided to the Bond Index Portfolio and the investment record of U.S. Trust in managing the Bond Market Portfolio and the other mutual funds managed by U.S. Trust. The Trustees also considered that U.S. Trust's relationship with the Bond Index Portfolio will provide continuity of portfolio management services to the Fund.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE FUND'S SHAREHOLDERS APPROVE THE UST SUBADVISORY AGREEMENT WITH RESPECT TO THE BOND INDEX PORTFOLIO.

      If the UST Subadvisory Agreement with respect to the Bond Index Portfolio is not approved, the Trustees will not authorize the investment by the Fund of its investable assets in the Bond Index Portfolio as described in Proposal 3, regardless of the fact that Proposal 3 and subpart (a) of Proposal 3 may have been approved by the shareholders of the Fund.

VOTE REQUIRED

      Approval of this part (b) of Proposal 3 requires the affirmative vote of a 1940 Act Majority (as defined in part (a) of Proposal 2 above) of outstanding voting securities of the Bond Index Fund.

      (c). FOR THE BOND INDEX FUND TO  AUTHORIZE  THE ELECTION
           OF TRUSTEES OF FEDERATED PORTFOLIOS

      Since Federated Portfolios is expected to seek the approval of its investors (including the Fund) to elect a Board of Trustees of Federated Portfolios, the shareholders of the Fund are being asked to vote on the proposed Board of Trustees. The Trust on behalf of the Fund will cast its votes as an investor in Federated Portfolios in the same proportions as the votes cast by the Funds' shareholders. It is intended that proxies submitted by shareholders of the above Fund not limited to the contrary will be used for the purpose of authorizing the Trust to vote for the election of the twelve nominees named below as Trustees of Federated Portfolios.

      Each nominee has consented to serve as a trustee if elected. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to authorize the Trust to vote in favor of a substitute nominee or nominees.

      If elected, a Trustee will hold office without limit in time, subject to resignation, retirement or removal. In case a vacancy shall exist for any reason, the remaining Trustees may fill the vacancy by appointing another Trustee, provided that after filling the vacancy at least two-thirds of the Trustees have been elected by shareholders. If at any time less than a majority of the Trustees holding office have been elected by shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees.

      The following table lists the name, age, current position with Federated Portfolios, if any, and principal occupation during the past five years of each nominee and of the executive officers of Federated Portfolios. Nominees who are "interested persons" (as defined in the 1940 Act) of Federated Portfolios are indicated by an asterisk. As the Federated Portfolios is a newly created investment company, each nominee for election has not served before as a Trustee of the Federated Portfolios. However, each nominee currently serves as a Trustee of one or more other investment companies within the Federated Fund Complex
(as defined below). The table also lists the number of shares of the Fund or the Bond Index Portfolio owned beneficially by such Trustee and by the executive officers of Federated Portfolios, and the percentage of total outstanding shares of the Fund or the Bond Index Portfolio owned by such Trustee and by the executive officers of Federated Portfolios.

                                   Position with Federated         Shares of Fund or the
                                   Portfolios; Principal           Bond Index Portfolio
                                   Occupation During               Owned; Percentage of
Name and Age       Address:        Past Five Years                 Outstanding Shares


NOMINEES TO
BECOME TRUSTEES
OF FEDERATED
PORTFOLIOS
John F. Donahue*   Federated       Trustee (Pending);              None
Age 71             Investors Tower Chairman of the
                   Pittsburgh, PA  Board of Federated
                                   Portfolios; Chairman
                                   and Trustee,
                                   Federated Investors,
                                   Federated Advisers,
                                   Federated
                                   Management; Chairman
                                   and Director,
                                   Federated Research
                                   Corp. and Federated
                                   Global Research
                                   Corp.; Chairman,
                                   Passport Research,
                                   Ltd.; Chief
                                   Executive Officer
                                   and Director,
                                   Trustee or Managing
                                   General Partner of
                                   74 investment
                                   companies for which
                                   subsidiaries of
                                   Federated Investors
                                   serve as investment
                                   adviser,
                                   administrator and/or
                                   distributor (the
                                   "Federated Fund
                                   Complex").  Mr.
                                   Donahue is the
                                   father of J.
                                   Christopher Donahue,
                                   President of
                                   Federated Portfolios.

Thomas G. Bigley   28th Floor, One Trustee (Pending);              None
Age 61             Oxford Centre   Director, Ober
                   Pittsburgh, PA  Manufacturing Co.;
                                   Chairman of the
                                   Board, Children's
                                   Hospital of
                                   Pittsburgh;
                                   Director, Trustee,
                                   or Managing General
                                   Partner of 74
                                   investment companies
                                   within the Federated
                                   Fund Complex;
                                   formerly, Senior
                                   Partner, Ernst &
                                   Young LLP.

John T. Conroy,    Wood/IPC        Trustee (Pending);              None
Jr.                Commercial      President,
Age 58             Department      Investment
                   John R. Wood    Properties
                   and Associates  Corporation; Senior
                   Inc., Realtors  Vice President, John
                   3255 Tamiami    R. Wood and
                   Trail North     Associates, Inc.,
                   Naples, FL      Realtors; President,
                                   Northgate Village
                                   Development Corporation;
                                   Partner or Trustee in
                                   private real estate
                                   ventures in Southwest
                                   Florida; Director,
                                   Trustee, or Managing
                                   General Partner of 74
                                   investment companies
                                   within the Federated
                                   Fund Complex; formerly,
                                   President, Naples
                                   Property Management, Inc.

William J.         One PNC Plaza   Trustee (Pending);             None
Copeland           - 23rd Floor    Director and member
Age 77             Pittsburgh, PA  of the Executive
                                   Committee, Michael
                                   Baker, Inc.; Director,
                                   Trustee or Managing
                                   General Partner of 74
                                   investment companies
                                   within the Federated
                                   Fund Complex; formerly,
                                   Vice Chairman and
                                   Director, PNC Bank, N.A.,
                                   and PNC Bank Corp.
                                   and Director, Ryan Homes, Inc.

James E. Dowd      571 Hayward     Trustee (Pending);              None
Age 73             Mill Road       Attorney-at-law;
                   Concord, Ma     Director, The
                                   Emerging Germany
                                   Fund, Inc.,
                                   Director, Trustee,
                                   or Managing General
                                   Partner of 74
                                   investment companies
                                   within the Federated
                                   Fund Complex.

Lawrence D.        3471 Fifth      Trustee (Pending);              None
Ellis, M.D.*       Avenue, Suite   Professor of
Age 62             1111            Medicine and Member,
                   Pittsburgh, Pa  Board of Trustees,
                                   University of
                                   Pittsburgh Medical
                                   Center - Downtown;
                                   Member, Board of
                                   Directors,
                                   University of
                                   Pittsburgh Medical
                                   Center; formerly
                                   Hematologist,
                                   Oncologist, and
                                   Internist,
                                   Presbyterian and
                                   Montefore Hospitals;
                                   Director, Trustee,
                                   or Managing General
                                   Partner of 74
                                   investment companies
                                   within the Federated
                                   Fund Complex.

Edward L.          Henny,          Trustee (Pending);              None
Flaherty, Jr.      Kochuba, Meyer  Attorney-at-law;
Age 71             and Flaherty    Shareholder, Henny,
                   Two Gateway     Kochuba, Meyer and
                   Center - Suite  Flaherty; Director,
                   674             Eat'N Park
                   Pittsburgh, PA  Restaurants, Inc.,
                                   and Statewide Settlement
                                   Agency, Inc.;
                                   Director, Trustee, or
                                   Managing General
                                   Partner of 74 investment
                                   companies within the
                                   Federated Fund Complex;
                                   formerly, Counsel,
                                   Horizon Financial, F.A.,
                                   Western Region.

Peter E. Madden    70 Westcliff    Trustee (Pending);              None
Age 53             Road            Consultant; State
                   Weston, MA      Representative,
                                   Commonwealth of
                                   Massachusetts;
                                   Director, Trustee,
                                   or Managing General
                                   Partner of 74
                                   investment companies
                                   within the Federated
                                   Fund Complex;
                                   formerly President,
                                   State Street Bank
                                   and Trust Company
                                   and State Street
                                   Boston Corporation.

Gregor F. Meyer    Henny,          Trustee (Pending);              None
Age 68             Kochuba, Meyer  Attorney-at-law;
                   and Flaherty    Shareholder, Henny,
                   Two Gateway     Kochuba, Meyer and
                   Center Suite    Flaherty; Chairman,
                   674             Meritcar, Inc.;
                   Pittsburgh, PA  Director, Eat'N Park
                                   Restaurants, Inc.;
                                   Director, Trustee or
                                   Managing General Partner
                                   of 74 investment companies
                                   within the
                                   Federated Fund Complex.

John E. Murray,    President       Trustee (Pending);              None
Jr., J.D., S.J.D.  Duquesne        President, Law
Age 62             University      Professor, Duquesne
                   Pittsburgh, PA  University;
                                   Consulting Partner,
                                   Molica, Murray and
                                   Hogue; Director,
                                   Trustee or Managing
                                   General Partner of
                                   74 investment
                                   companies within the
                                   Federated Fund
                                   Complex.

Wesley W. Posvar   1202 Cathedral  Trustee (Pending);              None
Age 70             of Learning     Professor,
                   University of   International
                   Pittsburgh      Politics and
                   Pittsburgh, PA  Management
                                   Consultant; Trustee,
                                   Carneige Endowment for
                                   International Peace,
                                   RAND Corporation, Online
                                   Computer Library
                                   Center, Inc., and U.S.
                                   Space Foundation;
                                   Chairman, Czecho Management
                                   Center; Director,
                                   Trustee or Managing
                                   General Partner of 74
                                   investment companies within
                                   the Federated
                                   Fund Complex; President
                                   Emeritus, University
                                   of Pittsburgh, founding
                                   Chairman, National
                                   Advisory Council for
                                   Environmental Policy and
                                   Technology and Federal
                                   Emergency Management
                                   Advisory Board.

Marjorie P. Smuts  4905 Bayard     Trustee (Pending);              None
Age 60             Street          Public
                   Pittsburgh, PA  relations/marketing
                                   consultant;
                                   Conference
                                   Coordinator,
                                   Non-profit entities;
                                   Director, Trustee,
                                   or Managing General
                                   Partner of 74
                                   investment companies
                                   within the Federated
                                   Fund Complex.

EXECUTIVE
OFFICERS OF
FEDERATED
PORTFOLIOS

J. Christopher     Federated       President; President            None
Donahue            Investors Tower and Trustee,
Age 46             Pittsburgh, PA  Federated Investors,
                                   Federated Advisers,
                                   Federated Management
                                   and Federated
                                   Research; President
                                   and Director,
                                   Federated Research
                                   Corp. and Federated
                                   Global Research
                                   Corp.; President,
                                   Passport Research,
                                   Ltd.; Trustee,
                                   Federated
                                   Administrative
                                   Services, Federated
                                   Services Company,
                                   and Federated
                                   Shareholder
                                   Services; President
                                   or Executive Vice
                                   President of the
                                   Funds; Director,
                                   Trustee, or Managing
                                   General Partner of
                                   certain investment
                                   companies within the
                                   Federated Fund
                                   Complex.  Mr.
                                   Donahue is the son
                                   of John F. Donahue,
                                   Chairman of
                                   Federated Portfolios

Richard B. Fisher  Federated       Vice President;                 None
Age 72             Investors Tower Executive Vice
                   Pittsburgh, PA  President and
                                   Trustee, Federated
                                   Investors; Chairman
                                   and Director,
                                   Federated Securities
                                   Corp.; President or
                                   Vice President of
                                   some of the Funds;
                                   Director or Trustee
                                   of certain
                                   investment companies
                                   within the Federated
                                   Fund Complex.

Edward C. Gonzalez Federated       Executive Vice                  None
Age 64             Investors Tower President; Vice
                   Pittsburgh, PA  Chairman, Treasurer,
                                   and Trustee,
                                   Federated Investors;
                                   Vice President,
                                   Federated Advisers,
                                   Federated
                                   Management,
                                   Federated Research,
                                   Federated Research
                                   Corp., Federal
                                   Global Research
                                   Corp. and Passport
                                   Research Ltd.;
                                   Executive Vice
                                   President and
                                   Director, Federated
                                   Securities Corp.;
                                   Trustee, Federated
                                   Services Company,
                                   Chairman, Treasurer,
                                   and Trustee,
                                   Federated
                                   Administrative
                                   Services; Trustee or
                                   Director of certain
                                   investment companies
                                   within the Federated
                                   Fund Complex;
                                   Executive Vice
                                   President and
                                   Treasurer of 74
                                   investment companies
                                   within the Federated
                                   Fund Complex.

John W. McGonigle  Federated       Executive Vice                  None
Age 56             Investors Tower President and
                   Pittsburgh, PA  Secretary; Executive
                                   Vice President,
                                   Secretary, General
                                   Counsel, and
                                   Trustee, Federated
                                   Investors; Trustee,
                                   Federated Advisers,
                                   Federated
                                   Management,
                                   Research, Director,
                                   Federated Research
                                   Corp., Federal
                                   Global Research
                                   Corp. Trustee,
                                   Federated Services
                                   Company; Executive
                                   Vice President,
                                   Secretary, and
                                   Trustee,   Federated
                                   Administrative
                                   Services; President
                                   and Trustee
                                   Federated
                                   Shareholder
                                   Services; Director,
                                   Federated Securities
                                   Corp.; Executive
                                   Vice President and
                                   Secretary of 74
                                   investment companies
                                   within the Federated
                                   Fund Complex.

David M. Taylor    Federated       Treasurer; Senior              None
Age 48             Investors Tower Vice President,
                   Pittsburgh, PA  Controller, and
                                   Trustee, Federated
                                   Investors;
                                   Controller,
                                   Federated Advisers,
                                   Federated
                                   Management,
                                   Federated Research,
                                   Federated Research
                                   Corp., and Passport
                                   Research Ltd.; Vice
                                   President, Federated
                                   Shareholder Service;
                                   Senior Vice
                                   President, Federated
                                   Administrative
                                   Services; Treasurer
                                   of certain
                                   investment companies
                                   within the Federated
                                   Fund Complex.

      *These Trustees are deemed to be "interested persons" as defined in the 1940 Act since Mr. Donahue is a trustee of Federated Portfolio's investment adviser, Federated Management, and Mr. Ellis' son-in-law is an employee of Federated Securities Corp., which is the placement agent for Federated Portfolios.

      Certain Trustees and Officers of Federated Portfolios own Class B shares (non-voting) of Federated Investors, in the amounts set forth under "Concerning Federated Management as Investment Advisor" in subpart (a) of this Proposal 3 above.

      Federated Portfolios has a standing Audit Committee which is expected to consist of Messrs. Conroy, Copeland, Dowd and Flaherty, all of whom are Trustees and are not Interested Persons. The functions of the Audit Committee are to assist the Board in fulfilling its duties relating to Federated Portfolios' accounting and financial reporting practices and to serve as a direct line of communication between the Board and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of Federated Portfolios' procedures for internal auditing, and reviewing Federated Portfolios' system of internal accounting controls.

      Federated Portfolios also has an Executive Committee, which is expected to consist of Messrs. John F. Donahue and Flaherty. The Executive Committee handles the responsibilities of the Board of Trustees between meetings of the Board.

      [Describe any purchase or sale by any Trustee, nominee or executive officer of Federated Portfolios of securities of any investment adviser or subadviser to the Fund or the Bond Index Portfolio since the beginning of Federated Portfolios' fiscal year ending May 31, 1995] [Item 22(a)(3)(v)]

      The Declaration of Trust of Federated Portfolios provides that Federated Portfolios will indemnify its trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of the their offices with Federated Portfolios unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable believe that their actions were in the best interests of Federated Portfolios. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested trustees, or in a written opinion of independent counsel, that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

      The following table describes the compensation paid during the year ending August 31, 1995 to each nominee to the Board of Trustees of Federated Portfolios.

                               COMPENSATION TABLE
                                        Pension or
                                        Retirement                              Total Compensation
                         Aggregate      Benefits Accrued     Estimated Annual   from Trust and
                         Compensation   as Part of Trust     Benefits Upon      Fund Complex Paid
Name of Person           from Trust     Expenses             Retirement         to Trustees

John F. Donahue          None           None                 None               $0
Thomas G. Bigley         None           None                 None               $20,688
John T. Conroy, Jr.      None           None                 None               $117,202
William J. Copeland      None           None                 None               $117,202
James E. Dowd            None           None                 None               $117,202
Lawrence D. Ellis, M.D.  None           None                 None               $106,460
Edward L. Flaherty, Jr.  None           None                 None               $117,202
Peter E. Madden          None           None                 None               $90,563
Gregor F. Meyer          None           None                 None               $106,460
John E. Murray, Jr.      None           None                 None               $0
Wesley W. Posvar         None           None                 None               $106,460
Marjorie P. Smuts        None           None                 None               $106,460

      As used in the above compensation table, the term "Fund Complex" shall collectively refer to Federated Portfolios and certain other mutual funds for which subsidiaries of Federated Investors serve as investment adviser, administrator and/or distributor. Federated Portfolios has no pension plan. It is expected that each of the Trustees who is not an "interested person" will not receive compensation from the Federated Portfolios for service as Trustees during the first fiscal year of the Federated Portfolios, and thereafter shall be paid such amounts as shall be fixed by the Board of Trustees of Federated Portfolios.

REQUIRED VOTE

      The election of each nominee as a Trustee of Federated Portfolios will require the vote of a plurality of the aggregate votes cast by all of the investors in Federated Portfolios.

      THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE TO AUTHORIZE THE TRUST TO VOTE FOR EACH OF THE NOMINEES FOR TRUSTEE OF FEDERATED PORTFOLIOS.

      (e). FOR THE BOND INDEX FUND,  TO AUTHORIZE THE TRUST TO
           VOTE TO  APPROVE OR  DISAPPROVE  THE  SELECTION  OF
           ERNST  &  YOUNG  LLP AS THE  INDEPENDENT  CERTIFIED
           PUBLIC ACCOUNTANTS OF FEDERATED PORTFOLIOS

   Since Federated Portfolios is expected to ask investors (including the above
Fund) to ratify the selection of Ernst & Young LLP as the independent certified public accountants of Federated Portfolios, the shareholders of the Fund are being asked to vote on the proposed accountants. The Trust on behalf of the Fund will cast its votes as an investor in Federated Portfolios in the same proportion as the votes cast by the Fund's shareholders. It is intended that proxies submitted by shareholders of the Bond Index Fund not limited to the contrary will be used for the purpose of authorizing the Trust to vote in favor of ratifying the selection, under Section 32(a) of the 1940 Act, by a majority of the Independent Trustees of Federated Portfolios, of Ernst & Young LLP as independent public accountants, to certify every financial statement of each series of Federated Portfolios (including the Bond Index Portfolio) required by any law or regulation to be certified by independent public accountants and filed with the SEC in respect of all or any part of the fiscal year of such series ending May 31, 1996. Ernst & Young LLP has no direct or material indirect interest in any of the series of Federated Portfolios.

   Representatives of Ernst & Young LLP are not expected to be present at the Meeting.

REQUIRED VOTE

      Ratification of the selection of Ernst & Young LLP as the independent certified public accountants of Federated Portfolios will require a majority of the aggregate votes cast by all investors in Federated Portfolios.

      THE BOARD OF TRUSTEE OF THE TRUST RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE TO AUTHORIZE THE TRUST TO VOTE FOR RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP FOR FEDERATED PORTFOLIOS AT THE MEETING OF THE INVESTORS IN FEDERATED PORTFOLIOS.

PROPOSAL 4. ALL FUNDS

            ELECTION OF TRUSTEES OF THE TRUST

      It is intended that proxies submitted by shareholders of the Funds not limited to the contrary will be voted in favor of the election of the nominees named below as Trustees of the Trust, to be effective upon the consummation of the restructuring described more fully under Proposal 2 above.

      Rodman L. Drake, W. Wallace McDowell, and Jonathan Piel are currently Trustees of the Trust. Each of the other nominees currently serves as a Director of the Master Funds. As explained more fully under Proposal 1, as part of the closer alignment of the Funds with the Master Funds, the Trustees of the Trust have nominated for election those individuals that serve as Directors of the Master Funds, and it is anticipated that the current Trustees of the Trust will likewise be nominated for election to the Board of Directors of the Master Funds. Each nominee has consented to serve as a trustee if elected. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

      If elected, a Trustee will hold office without limit in time, subject to resignation, retirement or removal. In case a vacancy shall exist for any reason, the remaining Trustees may fill the vacancy by appointing another Trustee, provided that after filling the vacancy at least two-thirds of the Trustees have been elected by shareholders. If at any time less than a majority of the Trustees holding office have been elected by shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees.

      The following table lists the name, age, current position with the Trust, if any, and principal occupation during the past five years of each nominee and of the executive officers of the Trust. Nominees who are "interested persons" (as defined in the 1940 Act) of the Funds are indicated by an asterisk. The table also lists the year in which each nominee first became a Trustee, the number of shares of each Fund owned beneficially by such Trustee and by the executive officers of the Trust, and the percentage of total outstanding shares of such Fund owned by such Trustee and by the executive officers of the Trust.

                                                                          Shares of Each Fund
                                                                          Owned Beneficially
                                                                          and Percentage of
Name, Age and Year           Position with Trust; Principal Occupation    Total Outstanding
First Became a Trustee       During Past Five Years; Address              Shares of Such Fund



NOMINEES TO BECOME TRUSTEES OF THE TRUST
RODMAN L. DRAKE              Trustee; Director, Parsons                   None
Age 52                       Brinkerhoff, Inc., (engineering
1994                         firm) (since 1995);  President,
                             R.L. Drake & Co. Inc.
                             (investment and consulting firm)
                             (since 1991); Trustee, Hyperion
                             Total Return Fund, Inc., and
                             three other closed-end funds for
                             which Hyperion Capital
                             Management, Inc. is the
                             investment adviser; Co-Chairman,
                             KMR Power Corporation (power
                             plants) (since 1993); Chairman,
                             Car Rental Systems do Brasil
                             S.A. (Hertz licensee for Brazil)
                             (since 1994); Managing Director
                             and Chief Executive Officer,
                             Cresap, McCormick & Paget, Inc.
                             (subsequently, Cresap, a Towers
                             Perrin Company) (from 1980 to
                             1990); Director, Alex, Brown &
                             Sons Inc. (1989 to 1991);
                             Director, Mueller Industries,
                             Inc. (1992 to 1994).  His
                             address is c/o KMR Power Corp.,
                             30 Rockefeller Plaza, Suite
                             5425, New York, NY  10112.

W. WALLACE MCDOWELL, Jr.     Trustee; Private Investor (since             None
Age 59                       1993); Managing Director, Morgan
1994                         Lewis Githens & Ahn (1991 to
                             1993); Chairman and Chief
                             Executive Officer, The Prospect
                             Group, Inc. (1983 to 1990) and
                             Director, U.S. Homecare
                             Corporation (since 1992),
                             Grossmans, Inc. (since 1993),
                             Children's Discovery Centers
                             (since 1994), Interactive
                             Technologies, Inc. (since 1992)
                             and Jack Morton Productions
                             (since 1987).  His address is c/o
                             Prospect Capital Corporation, 43
                             Arch Street, Greenwich,
                             Connecticut 06830.

JONATHAN PIEL                Trustee; President and Editor,               None
Age 57                       Scientific American, Inc. (1969
1994                         to 1994); Director, Group for The
                             South Fork, Bridgehampton, New York
			     (since October 1993); Member,
			     Advisory Committee, Knight
			     Journalism Fellowships, MIT. His
			     address is 558 East 87th Street,
			     New York, NY 10128.

ALFRED C. TANNACHION*        Retired; Chairman of the Board,              None
Age 69                       President, Treasurer and
                             Director, UST Master Funds, Inc.
                             (since 1985), UST Master Tax
                             Exempt Funds, Inc. (since 1985)
                             and UST Master Variable Series,
                             Inc. (since 1994).  His address
                             is 1135 Hyde Park Court, Mahwah,
                             NJ  07430.

DONALD L. CAMPBELL           Retired; Director, UST Master                None
Age 69                       Funds, Inc. (since 1990); UST
                             Master Tax Exempt Funds, Inc.
                             (since 1990); Master Variable
                             Series  Inc. (since 1994); Senior
                             Vice President, Royal Insurance
                             Company, Inc., until August,
                             1989; Director, Royal Life
                             Insurance Co. of N.Y. (since
                             1990).  His address is 333 E.
                             69th Street #10-M, New York, NY
                             10021-5559

JOSEPH H. DUGAN              Retired; Director, UST Master                None
Age 70                       Funds, Inc. (since 1984); UST
                             Master Tax Exempt Funds, Inc.
                             (since 1984); UST Master Variable
                             Series, Inc. (since 1994);
                             President, CEO and Director, L.B.
                             Foster Company (tubular
                             products), (1987 to 1990).  His
                             address is 913 Franklin Lake
                             Road, Franklin Lakes, NJ  07417.

WOLFE J. FRANKL              Director, UST Master Funds, Inc.             None
Age 74                       (since 1986); UST Master Tax
                             Exempt Funds, Inc. (since 1986);
                             UST Master Variable Series, Inc.
                             (since 1994); Director, Deutsche
                             Bank Financial, Inc. (since
                             1989); Director, The Harbus
                             Corporation (since 1951);
                             Trustee, Mariner Funds Trust
                             (since 1988).  His address is 40
                             Gooseneck Lane, Charlottesville,
                             VA 22903.

ROBERT A. ROBINSON           President Emeritus, The Church               None
Age 70                       Pension Fund and its affiliated
                             companies, since 1991, President
                             and Director, 1989-91; Trustee,
                             The Mariner Funds and The Mariner
                             Tax-Exempt Funds since 1989;
                             Director, UST Master Funds, Inc.
                             and UST Tax-Exempt Master Funds,
                             Inc. (since 1989); Trustee, UST
                             Master Variable Series, Inc.
                             since 1994; Trustee, H.B. and
                             F.H. Bugher Foundation; Director,
                             Morehouse Publishing Co. since
                             1989; Director, Fenrir, Inc.
                             since 1993. His address is 2
                             Hathaway Common, 117 South
                             Avenue, New Canaan, CT 06840.

CURRENT EXECUTIVE OFFICERS OF THE TRUST

PHILIP W. COOLIDGE           President of the Trust and
Age 44                       Trustee; Chairman, Chief
                             Executive Officer and President,
                             Signature Financial Group, Inc.
                             (since December 1988); Chairman,
                             Chief Executive Officer and
                             President, Signature Financial
                             Services, Inc. (since May 1993).

JOHN ELDER                   Treasurer; Vice President,
Age 47                       Signature Financial Group, Inc.
                             (since April 1995); Treasurer,
                             Phoenix Family of Mutual Funds
                             (1983 to 1995).

LINDA T. GIBSON              Assistant Secretary; Legal
Age 30                       Counsel, Signature Financial
                             Group, Inc. (since June 1991);
                             Assistant Secretary, Signature
                             Financial Services, Inc. (since
                             May 1993); law student, Boston
                             University School of Law (from
                             September 1989 to May 1992);
                             Product Manager, SFG
                             (January 1989 to September 1989).

THOMAS M. LENZ               Secretary; Vice President and
Age 37                       Associate General Counsel,
                             Signature Financial Group, Inc.
                             (since November 1989); Assistant
                             Secretary, Signature Financial
                             Services, Inc. (since May 1993);
                             Attorney, Ropes & Gray (September
                             1984 to November 1989).

MOLLY S. MUGLER              Assistant Secretary; Legal
Age 44                       Counsel, Signature Financial
                             Group, Inc. (since December
                             1988); Assistant Secretary,
                             Signature Financial Services,
                             Inc. (since May 1993).

BARBARA M. O'DETTE           Assistant Treasurer; Assistant
Age 36                       Treasurer, Signature Financial
                             Group, Inc. (since December 1988)
                             and Signature Financial Services,
                             Inc. (since May 1993).

ANDRES E. SALDANA            Assistant Secretary; Legal
Age 32                       Counsel, Signature Financial
                             Group, Inc. (since November
                             1992); Assistant Secretary,
                             Signature Financial Services,
                             Inc. (since May 1993); Attorney,
                             Ropes & Gray (law firm)
                             (September 1990 to November
                             1992); law student, Yale Law
                             School (September 1987 to May
                             1990).

      The Trust has a standing Audit Committee presently consisting of Messrs.
Drake, McDowell and Piel, all of whom are Trustees and are not Interested
Persons. The Audit Committee reviews the scope and results of each Fund's annual audit with such Fund's independent accountants and recommends the engagement of accountants. The trust also has a Nominating Committee presently consisting of Messrs. Drake, McDowell and Piel. The Nominating Committee selects and nominates persons to serve as Trustees (other than Trustees who are "interested persons").
The Nominating Committee is prepared to review nominations from shareholders, to fill vacancies on the Board of Trustees in written communications addressed to the Nominating Committee at the Trust's offices, although the Nominating
Committee expects to be able to identify from its own resources an ample number of qualified candidates.

      All of the incumbent Trustees of the Trust attended 75% or more of the Board and committee meetings of the Trust that were held during the Trust's last fiscal year. During the Trust's last fiscal year, there were 6 meetings of the Board of Trustees.

      The Trust Instrument of the Trust provides that the Trust will indemnify its trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of the their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable believe that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested trustees, or in a written opinion of independent counsel, that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

      The following table describes the compensation paid during the last fiscal year to each Trustee or nominee.


                               COMPENSATION TABLE
                                    Pension or
                                    Retirement                             Total Compensation
                     Aggregate      Benefits Accrued    Estimated Annual   from Trust and
                     Compensation   as Part of Trust    Benefits Upon      Fund Complex Paid
Name of Person       from Trust     Expenses            Retirement         to Trustees

Rodman L. Drake      $5,000         None                None               $5,000
W. Wallace McDowell  $5,250         None                None               $5,250
Jonathan Piel        $5,250         None                None               $5,250
Alfred Tannachion    None           None                None               $40,000
Donald L. Campbell   None           None                None               $30,000
Joseph C. Dugan      None           None                None               $30,000
Wolfe J. Frankl      None           None                None               $30,000
Robert A. Robinson   None           None                None               $30,000

      As used in the above compensation table, the term "Fund Complex" shall collectively refer to the Trust and the Master Funds. The Trust has no pension plan.

REQUIRED VOTE

      The election of each nominee as a Trustee of the Trust will require the vote of a plurality of the aggregate votes cast by all of the shareholders of all of the Funds, present in person or represented by proxy at the Meeting.

     THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR EACH OF THE NOMINEES FOR TRUSTEE.

PROPOSAL 5. ALL FUNDS

            TO APPROVE OR  DISAPPROVE OF THE SELECTION OF ERNST
            & YOUNG  LLP AS THE  INDEPENDENT  CERTIFIED  PUBLIC
            ACCOUNTANTS OF EACH OF THE FUNDS.

   It is intended that proxies submitted by shareholders of the Funds not limited to the contrary will be voted in favor of ratifying the selection, under
Section 32(a) of the 1940 Act, by a majority of the Independent Trustees of the Trust, of Ernst & Young LLP as independent public accountants, to certify every financial statement of each of the Funds required by any law or regulation to be certified by independent public accountants and filed with the Securities and Exchange Commission (the "SEC") in respect of all or any part of the fiscal year of the Fund ending May 31, 1996. Ernst & Young LLP has no direct or material indirect interest in any of the Funds.

   Ernst & Young LLP has served as the independent certified public accountants, providing audit services and consultation with respect to the preparation of filings with the SEC, for the Equity Fund since the commencement of its operations on January 16, 1995, for the Income Fund since the commencement of its operation on January 16, 1995, for the Total Return Bond Fund since the commencement of its operations on January 19, 1995, for the Equity Index Fund since the commencement of its operations on July 11, 1994, for the Bond Index Fund since the commencement of its operations on July 11, 1994, for the Small Cap Fund since the commencement of its operations on July 11, 1994, for the Balanced Fund since the commencement of its operations on July 11, 1994, for the Equity Growth Fund since the commencement of its operations on July 11, 1994, for the Value Equity Fund since the commencement of its operations on July 11, 1994, and for the International Equity Fund since the commencement of its operations on January 24, 1995.

   Representatives of Ernst & Young LLP are not expected to be present at the Meeting.

REQUIRED VOTE

      Ratification of the selection of Ernst & Young LLP as the independent certified public accountants of the Trust will require a majority of the aggregate votes cast by all shareholders of all of the Funds, present in person or represented by proxy at the Meeting.

      THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR SUCH FUND.

PROPOSAL 6. ALL FUNDS

            OTHER BUSINESS

      The Trust's management knows of no business to be brought before the Meeting except as described above. However, if any other matters property come before the Meeting, the persons named in the enclosed form of proxy intend to vote on these matters in accordance with their best judgment. If shareholders would like additional information about the matters proposed for action, the Trust's management will be glad to hear from them and to provide further information.

YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

                               By the order of the Board of Trustees,

                               EXCELSIOR INSTITUTIONAL TRUST

                               Thomas M. Lenz, Secretary

____________ ___, 1995